UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
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Exchange Act of 1934 (Amendment No.  )
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HANMI FINANCIAL CORPORATION

(Name of Registrant as Specified In Its Charter)

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THE BOARD OF DIRECTORS AND EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
ADOPTION OF 2007 EQUITY COMPENSATION PLAN
INDEPENDENT ACCOUNTANTS
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
BENEFICIAL OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT
COMMON STOCK BENEFICIALLY OWNED
OTHER MATTERS
STOCKHOLDER PROPOSALS FOR THE 2008 ANNUAL MEETING
AVAILABILITY OF FORM 10-K
APPENDIX
APPENDIX

HANMI FINANCIAL CORPORATION
3660 Wilshire Boulevard
Penthouse Suite A
Los Angeles, California 90010

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 23, 2007

The 2007 Annual Meeting of Stockholders of HANMI FINANCIAL CORPORATION (“Hanmi Financial,” the “Company,” “we” or “us”) will be held at the Wilshire Plaza Hotel, located at 3515 Wilshire Boulevard, Los Angeles, California, on Wednesday, May 23, 2007, beginning at 10:30 A.M. local time, for the following purposes:

1. Election of Directors — To elect three nominees to serve as directors of Hanmi Financial, each for a term of three years until respective successors shall be elected and qualified;

2. 2007 Equity Compensation Plan — To approve the Hanmi Financial Corporation 2007 Equity Compensation Plan;

3. Appointment of Independent Registered Public Accounting Firm — To ratify the selection of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2007; and

4. Other Business — To transact such other business as may properly come before the meeting or any adjournment thereof.

Our agenda for the Annual Meeting will also include an overview of our business operations and recent performance results.

The Board of Directors has fixed the close of business on April 2, 2007 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

You are cordially invited to attend the Annual Meeting. However, you must be a stockholder of record at the close of business on April 2, 2007 to vote at the meeting. Regardless of whether or not you will attend, please vote by signing, dating and returning the enclosed proxy card.

By Order of the Board of Directors,

/s/ Sung Won Sohn
Sung Won Sohn, Ph.D.
President and Chief Executive Officer

Los Angeles, California
April 18, 2007

HANMI FINANCIAL CORPORATION

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 23, 2007

The Board of Directors of Hanmi Financial is soliciting your proxy for use at the 2007 Annual Meeting of Stockholders to be held at the Wilshire Plaza Hotel located at 3515 Wilshire Boulevard, Los Angeles, California, on Wednesday, May 23, 2007, beginning at 10:30 A.M. local time, and at any adjournment thereof. We intend to cause this Proxy Statement to be mailed to stockholders on or about April 23, 2007.

Record Date

The close of business on April 2, 2007 has been selected as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. Each holder of common stock is entitled to one vote per share of such stock held. At that date, there were 48,825,537 outstanding shares of Hanmi Financial’s common stock entitled to vote at the Annual Meeting.

How to Vote; Submitting Your Proxy

You may vote your shares either by voting in person at the Annual Meeting or by submitting a completed proxy. By submitting your proxy, you are legally authorizing another person to vote your shares. Your proxy designates Joon Hyung Lee and Anna Hur, and each of them, to vote your shares in accordance with the voting instructions you indicate in your proxy.

If you submit your proxy designating Joon Hyung Lee and Anna Hur as the individuals authorized to vote your shares, but you do not indicate how your shares are to be voted, then your shares will be voted by those individuals in accordance with the Board’s recommendations, which are described in this Proxy Statement. In addition, if any matters other than the proposals contained in this Proxy Statement are properly brought up at the Annual Meeting, then Joon Hyung Lee and Anna Hur will have the authority to vote your shares on those matters in accordance with their discretion and judgment. The Board currently does not know of any matters to be raised at the Annual Meeting other than the proposals contained in this Proxy Statement.

Your vote is very important to us. If you do not plan to attend the Annual Meeting, we encourage you to read the enclosed Proxy Statement and submit your completed proxy prior to the Annual Meeting so that your shares will be represented and voted in accordance with your instructions.

If your shares are not registered in your name, but in the “street name” of a bank, broker or other holder of record, then such party will be entitled to vote your shares. If you would like to vote in person, you will need to obtain a proxy authorization from your broker, bank or other holder of record to vote the shares.

Quorum and Voting Requirements

The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Hanmi Financial’s common stock entitled to vote at the Annual Meeting. Shares voted in a matter are treated as being present for purposes of establishing a quorum. Abstentions and broker non-votes will be counted for determining a quorum, but will not be counted for purposes of determining the number of votes cast “FOR” or “AGAINST” any matter. If no directions are given, the shares represented by the proxies will be voted “FOR” the election of the nominees for director. The three nominees for directors who receive the most votes will be elected, so if you withhold authority to vote for a particular nominee, your vote will not count either “FOR” or “AGAINST” the nominee. The named proxies may vote in their discretion upon such matters as may properly come before the meeting in accordance with the recommendation of the Board of Directors. At the time of printing this Proxy Statement, we did not have any other matters, which needed to be acted upon at the meeting other than those discussed in this Proxy Statement.

Revocability of Proxies

Any holder of Hanmi Financial’s common stock may revoke a proxy at any time before it is voted by filing with the secretary of Hanmi Financial an instrument revoking the proxy or by returning a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. Any such filing should be made to the attention of the Corporate Secretary, Hanmi Financial Corporation, 3660 Wilshire Boulevard, Penthouse Suite A, Los Angeles, California 90010. Attendance at the Annual Meeting will not by itself constitute revocation of a proxy.

Solicitation of Proxies

In addition to soliciting proxies by mail, officers, directors and employees of Hanmi Financial, without receiving any additional compensation, may solicit proxies by telephone, fax, in person or by other means. Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries to forward proxy solicitation materials to the beneficial owners of Hanmi Financial’s common stock held of record by such persons, and we will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith. We will pay all expenses related to the solicitation of proxies.

THE BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

Composition of the Board and Election of Directors

Our Bylaws provide for a Board of Directors consisting of no less than seven and no more than fifteen members, the exact number within this range being determined by the Board of Directors. Currently, the Board of Directors has nine members classified into three classes, with each director serving a three-year term. M. Christian Mitchell, Sung Won Sohn and Won R. Yoon are Class II directors serving terms that expire at the Annual Meeting of Stockholders to be held on May 23, 2007. Richard B. C. Lee, Chang Kyu Park and Mark K. Mason are Class III directors serving terms that expire at the 2008 Annual Meeting of Stockholders. Mark K. Mason was appointed to serve as a Class III director on April 13, 2007. I Joon Ahn, Joon Hyung Lee, and Joseph K. Rho are Class I directors serving terms that expire at the 2009 Annual Meeting of Stockholders. William J. Ruh, a former Class III director, and Kraig A. Kupiec, a former Class I director, resigned as of April 11, 2007.

The Board of Directors has nominated Ki Tae Hong, Sung Won Sohn and Won R. Yoon for election to the Board of Directors, to serve as Class II directors. The three nominees receiving the most votes will be elected. If elected, each of these nominees will serve a three-year term that will expire at the Annual Meeting of Stockholders to be held in the year 2010. The nominees have indicated their willingness to serve and, unless otherwise instructed, proxies will be voted for the election of such nominees unless instructions are given on the proxy to withhold authority to vote for them. In the event a nominee is unable to serve, your proxies will vote for such alternative nominee as determined by the Board of Directors.

The following tables set forth information with respect to the nominees for director, the other directors of Hanmi Financial and executive officers of Hanmi Financial. The Board of Directors recommends a vote “For” as to each of the nominees for director.

Class II Director Nominees

Name and Position	Age	Principal Occupation for Past Five Years

Ki Tae Hong	62	Principal Occupation:	President and Chief Executive Officer, Pacom International, Inc., international trade of computer-related products (1993 to present), Director of Hanmi Bank (1983 to present)
Sung Won Sohn, Ph.D.	62	Principal Occupation:	President, Chief Executive Officer and Director, Hanmi Financial Corporation (2005 to present); Executive Vice President and Chief Economic Officer, Wells Fargo Bank and all predecessor entities (1974 to 2004)
		Director Since:	2005
Won R. Yoon, M.D.	71	Principal Occupation:	Chief Surgeon, Won R. Yoon, M.D. & Soo Y. Song Yoon, M.D., Inc. (1975 to present)
		Director Since:	1982

Class II Directors — Term Expires in 2007

Name and Position	Age	Principal Occupation for Past Five Years

M. Christian Mitchell, Director	52	Principal Occupation:	Adjunct Professor of Accounting, University of Redlands (2006 to present); Retired Partner, Deloitte & Touche; National Managing Partner, Mortgage Banking/Finance Companies, Deloitte & Touche (2001 to 2003); Western Region Managing Partner, Deloitte’s Enterprise Risk Services (1998 to 2001)
		Director Since:	2004
		Other Directorships:	Director of First Chicago Bancorp (2006 to present); Director of Special Value Opportunity Fund (2004 to present)
Sung Won Sohn, Ph.D., Director	62	Principal Occupation:	President, Chief Executive Officer and Director, Hanmi Financial Corporation (2005 to present); Executive Vice President and Chief Economic Officer, Wells Fargo Bank and all predecessor entities (1974 to 2004)
		Director Since:	2005
Won R. Yoon, M.D., Director	71	Principal Occupation:	Chief Surgeon, Won R. Yoon, M.D. & Soo Y. Song Yoon, M.D., Inc. (1975 to present)
		Director Since:	1982

Class III Directors — Term Expires in 2008

Name and Position	Age	Principal Occupation for Past Five Years

Richard B. C. Lee, Chairman of the Board	48	Principal Occupation:	President, B. C. Textiles, Inc., an international trading company (1991 to 2006)
		Director Since:	1988
Chang Kyu Park, Pharm.D., Director	65	Principal Occupation: Director Since:	Principal Pharmacist, Serrano Medical Center Pharmacy (1981 to present) 1983
Mark K. Mason, Director	46	Principal Occupation:	Consultant (2002 to present); Director of San Diego Community Bank (2004); President, Chief Executive Officer and Vice-Chairman of the Board of Bank Plus Corporation; President, Chief Executive Officer and Chairman of the Board of its subsidiary, Fidelity Federal Bank (1998 to 2002)

Class I Directors — Term Expires in 2009

Name and Position	Age	Principal Occupation for Past Five Years

I Joon Ahn, Director	67	Principal Occupation:	Retired; President, Ace’s Fashion Company, a garment manufacturing company (1973 to 2001)
		Director Since:	1982
Joon Hyung Lee, Director	63	Principal Occupation:	President, Root-3 Corporation, a property management, real estate investment and development company (1983 to present)
		Director Since:	1989
Joseph K. Rho, Director	66	Principal Occupation:	Principal, J & S Investment (2002 to present); Partner, Korea Plaza LP (1987 to 2002)
		Director Since:	1984

Executive Officers

Name and Position	Age	Principal Occupation for Past Five Years

Sung Won Sohn, Ph.D., President and Chief	62	Current Position:	President, Chief Executive Officer and Director, Hanmi Financial Corporation (2005 to present)
Executive Officer		Previous Positions:	Executive Vice President and Chief Economic Officer, Wells Fargo Bank and all predecessor entities (1974 to 2004)
Michael J. Winiarski, Senior Vice President	50	Current Position:	Senior Vice President and Chief Financial Officer, Hanmi Financial Corporation (2003 to present)
and Chief Financial Officer		Previous Positions:	Senior Advisor to the FDIC, Quantum G&A Joint Venture (2003); President, Imperial Warehouse Finance, Inc. (2002 to 2003); Senior Vice President, IndyMac Bank, FSB (1999 to 2002)
Kurt M. Wegleitner, Executive Vice President	55	Current Position:	Executive Vice President and Chief Credit Officer, Hanmi Bank (2005 to present)
and Chief Credit Officer		Previous Positions:	Assistant General Manager and Country Credit Officer, DBS USA (2003 to 2005); Managing Director, ING Capital Advisors, LLC (1999 to 2002)

Director Independence

The Board of Directors has determined that all directors are independent under the applicable listing standards of The Nasdaq Stock Market, Inc. (“Nasdaq”), except for Dr. Sung Won Sohn, who also serves as President and Chief Executive Officer (“CEO”) of Hanmi Financial.

The Board of Directors and Its Committees

During fiscal year 2006, the Board of Directors held twelve (12) meetings. No director attended fewer than 75 percent of the aggregate number of meetings of the Board of Directors and the Committees on which he served. Our policy is to encourage all directors to attend all Annual and Special Meetings of Stockholders. Our May 24, 2006 Annual Meeting of Stockholders was attended by all of the directors.

The Board of Directors has a process for stockholders to send communications to directors. Our stockholders and interested parties may send communications to the Board of Directors by writing to the Board of Directors at Hanmi Financial Corporation, 3660 Wilshire Boulevard, Penthouse Suite A, Los Angeles, California 90010, Attention: Board of Directors. All such communications will be relayed directly to the Board of Directors. Any interested party wishing to communicate directly with our independent directors regarding any matter may send such communication in writing to our independent directors at Hanmi Financial Corporation, 3660 Wilshire Boulevard, Penthouse Suite A, Los Angeles, California 90010, Attention: Presiding Director. Any interested party wishing to communicate directly with the Audit Committee regarding any matter, including any accounting, internal accounting or auditing matter, may submit such communication in writing to Hanmi Financial Corporation, 3660 Wilshire Boulevard, Penthouse Suite A, Los Angeles, California 90010, Attention: Chairman of the Audit Committee. Any submissions to the Presiding Director or Audit Committee may be anonymous and/or confidential.

The Board of Directors has four standing committees: the Audit Committee, the Compensation Committee, the Planning Committee, and the Nominating and Corporate Governance Committee. All committee charters are available through our website at http://www.hanmi.com.

Audit Committee

Pursuant to its charter, the Audit Committee appoints a firm of independent certified public accountants to conduct the annual audit of our books and records. The Audit Committee also reviews with such accounting firm the scope and results of the annual audit, the performance by such accountants of professional services in addition to those related to the annual audit and the adequacy of our internal controls. During 2006, the members of the Audit Committee included Kraig A. Kupiec, Joon Hyung Lee, Richard B. C. Lee, M. Christian Mitchell and Chang Kyu Park, with Mr. Mitchell serving as Chairman. The Board of Directors has determined that each of these committee members met the independence standards required by Nasdaq. Mr. Mitchell is a “financial expert” within the meaning of the current rules of the Securities and Exchange Commission (“SEC”) serving on the Audit Committee during 2006. The Audit Committee held fourteen (14) meetings in fiscal year 2006. See “Report of the Audit Committee of the Board of Directors.”

Compensation Committee

The Compensation Committee reviews and recommends to the Board of Directors the levels of compensation for our executive officers and approves and administers our incentive compensation programs, including but not limited to the Hanmi Financial Corporation Year 2000 Stock Option Plan (“the 2000 Stock Option Plan”). During 2006, the members of the Compensation Committee were I Joon Ahn, Richard B. C. Lee, Joseph K. Rho, William J. Ruh and Won R. Yoon, with Dr. Yoon serving as Chairman. Each member is a non-employee director and meets the independence requirements of the SEC and Nasdaq. The Compensation Committee held eight (8) meetings in fiscal year 2006. The Compensation Committee operates pursuant to a written charter adopted by the Board of Directors, which is available through our website at http://www.hanmi.com. See “Compensation Committee Report.”

Planning Committee

The Planning Committee recommends planning policy, new lines of business, capital and financial plans, and dividend plans to the board, and also monitors the planning activities and the Company’s performance against its plans and budget. During 2006, the members of the Planning Committee were I Joon Ahn, Joon Hyung Lee, Joseph K. Rho, William J. Ruh and Sung Won Sohn, with Mr. Ahn serving as Chairman. The Planning Committee held nine (9) meetings in fiscal year 2006.

Nominating and Corporate Governance Committee

Pursuant to its charter, the Nominating and Corporate Governance Committee (a) assists the Board by identifying individuals qualified to become Board members, (b) recommends to the Board the director nominees for the Board and Board committees for the next Annual Meeting of Stockholders, (c) develops, recommends and implements a set of corporate governance principles applicable to Hanmi Financial and (d) monitors the process to determine Board and committee effectiveness. The members of the Nominating and Corporate Governance Committee were Richard B. C. Lee, I Joon Ahn, Kraig A. Kupiec, Chang Kyu Park and Joseph K. Rho, with Mr. Rho serving as Chairman. Each member is a non-employee director and meets the independence requirements of the SEC and Nasdaq. The Nominating and Corporate Governance Committee held eleven (11) meetings in fiscal year 2006.

The Nominating and Corporate Governance Committee will consider recommendations by stockholders for directors to be nominated, provided that any such recommendation complies with the procedures set forth below.

Recommendations by any stockholder of a candidate for election as a director of Hanmi Financial must be submitted in writing to the Chairman of the Nominating and Corporate Governance Committee at our principal executive offices no later than the last business day of January of the year our next Annual Meeting of Stockholders will be held, for consideration at such Annual Meeting. Stockholders shall include in such recommendation: (a) the name, age and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of voting stock of Hanmi Financial owned by each proposed nominee; (d) the name and residence address of the notifying stockholder; (e) the number of shares of voting stock of Hanmi Financial owned by the notifying stockholder; and (f) a letter from the proposed nominee indicating that such proposed nominee wishes to be considered as a nominee for the Board and will serve as a member of the Board if elected. In addition, each recommendation must set forth in detail the reasons why the notifying stockholder believes the proposed nominee meets the following general qualifications, which are the same qualifications used by the committee in evaluating nominees: (1) nominees should possess high personal and professional ethics, integrity and values, and be committed to representing the long-term interests of the stockholders, (2) nominees must have an inquisitive and objective perspective, practical wisdom and mature judgment, (3) nominees should possess a broad range of skills, expertise, industry knowledge and contacts useful to our business, (4) nominees must be willing to devote sufficient time to carrying out their duties and responsibilities effectively, and should be committed to serve on the Board for an extended period of time, (5) pursuant to the Corporate Governance Guidelines, nominees, once elected, should not serve on the boards of directors of more than two other public companies and, unless granted an exception by the Board, cannot serve simultaneously as a director of the Board and director or officer of any other depository organization other than a subsidiary bank of Hanmi Financial and (6) pursuant to the Corporate Governance Guidelines, nominees are required to own shares of common stock of Hanmi Financial equal to at least one percent of the outstanding shares of common stock of Hanmi Financial, provided, however, that this requirement may be waived by the Board with respect to any nominee that the Board determines has such significant knowledge, skills or expertise in a field or industry that is important to us such that it would be in the best interests of Hanmi Financial to grant such a waiver. Additional procedures for stockholders nominating directors are set forth in the notice of Annual Meeting.

In identifying and evaluating director candidates, the Nominating and Corporate Governance Committee will solicit and receive recommendations, and review qualifications of potential candidates to serve on the Board. Ki Tae Hong was recommended to the Nominating and Corporate Governance Committee by a non-management director. The Nominating and Corporate Governance Committee may also use search firms to identify director candidates. To enable the Nominating and Corporate Governance Committee to effectively evaluate director candidates, the Committee may also conduct appropriate inquiries into the backgrounds and qualifications of director candidates, including reference checks. As stated above, the Nominating and Corporate Governance Committee will consider candidates recommended by stockholders utilizing the same criteria as candidates identified by the Nominating and Corporate Governance Committee.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Introduction

The Compensation Committee of Hanmi Financial is composed solely of independent directors as determined in accordance with various Nasdaq, SEC and Internal Revenue Code rules. The Compensation Committee’s Chairman regularly reports to the Board of Directors on Compensation Committee actions and recommendations. The Compensation Committee has authority to retain outside counsel, compensation consultants and other advisors to assist as needed. The Compensation Committee operates under a written charter adopted by our Board of Directors. A copy of our charter is available on our website at http://www.hanmi.com.

The Compensation Committee is authorized to review and approve the annual compensation and compensation procedures for the CEO. The Compensation Committee is also responsible for oversight of the annual compensation and compensation procedures for the Chief Financial Officer (“CFO”), the Chief Credit Officer (“CCO”), and certain members of senior management. The Compensation Committee solicits recommendations from the CEO and other members of senior management for the compensation programs for the CFO and CCO. However, implementation of any recommendations made by the CEO or other members of senior management is at the sole discretion of the Compensation Committee and the Board of Directors.

The Compensation Committee is responsible for determining whether the compensation paid to the CEO, CFO and CCO is fair, reasonable and competitive, and whether it serves the interest of Hanmi Financial’s shareholders and strategic direction. For purposes of the Compensation Discussion and Analysis, the CEO, CFO and CCO are the “Named Executive Officers.”

Compensation Philosophy and Objectives

The Compensation Committee believes that Hanmi Financial and its shareholders will derive the greatest benefit from compensation programs designed to attract and retain motivated individuals and to reward these individuals based on performance against goals that align with the interests of our stockholders and the success of our subsidiary, Hanmi Bank (the “Bank”). In addition, it is critical to the success of the Company to provide a competitive total compensation program comparable to executives with similar roles and responsibilities within the banking community with which we compete for employee talent.

Given the above compensation philosophy, the Compensation Committee’s key objectives of our compensation programs are:

•	To offer fair and competitive annual base salaries consistent with similarly situated companies in the banking industry;

•	To reward executives for corporate and individual performance through incentive compensation; and

•	To encourage future performance through the use of long-term incentives such as stock options that align employee and stockholder interests.

Methodology for Determining Value

The Compensation Committee believes that a significant percentage of executive pay should be based on the principle of pay-for-performance. However, the Compensation Committee also recognizes that the Bank must maintain its ability to attract highly talented executives. For this reason, the Compensation Committee takes into account the pay practices of banks it competes with in the market for executive talent. The Compensation Committee reviews the total compensation packages of comparable executives with similar roles and responsibilities within banks of similar size.

To achieve the intended objectives of the compensation programs, the Compensation Committee retained compensation consultants Semler Brossy Consulting Group, LLC (“Semler Brossy”) in 2006. Semler Brossy developed a list of publicly traded banks (the “Compensation Peer Group”) and reviewed publicly available compensation data to provide the Compensation Committee with recommendations for base salary, bonus and stock option grant practices for certain Named Executive Officers.

The criteria for establishing the Compensation Peer Group comprised some or all of the following:

•	Commercial banks operating in the same geographical region as Hanmi Financial with assets between $1.5 billion and $7.0 billion;

•	A three-year average return on equity greater than 12%;

•	A three-year average annual earnings per share growth greater than 10%;

•	A three-year average annual return on assets above 1%;

•	A three-year average annual total return to shareholders greater than or equal to 20%; and

•	Direct competitor Korean-American banks.

Semler Brossy also incorporated salary surveys specific to the broader banking industry to supplement their findings derived from the Compensation Peer Group review. The Compensation Peer Group comprises the following banks:

• BancFirst Corporation	• Bank of the Ozarks, Inc.	• Capital Corp of the West
• Cathay General Bancorp	• Center Financial Corporation	• CoBiz Inc.
• East West Bancorp, Inc.	• Frontier Financial Corporation	• Glacier Bancorp, Inc.
• Hancock Holding Company	• Nara Bancorp, Inc.	• Old Second Bancorp, Inc.
• Pacific Capital Bancorp	• PrivateBancorp, Inc.	• Republic Bancorp, Inc.
• TriCo Bancshares	• UCBH Holdings, Inc.	• West Coast Bancorp
• Wilshire Bancorp, Inc.

The decisions of the Compensation Committee regarding the Compensation levels programs and policies were based primarily on the competitive Compensation Peer Group data provided by Semler Brossy. However, all decisions were made based on the affordability of the recommendations, the objectives of the compensation programs, the Bank’s compensation philosophy and the alignment with shareholder interests.

Elements of the Compensation Program

The following describes the various components of the compensation mix that the Company currently provides to the Named Executive Officers, the objectives of each component of pay, and how each is used to create a total competitive pay package.

The Compensation Committee provides the Named Executive Officers with a compensation package that includes:

•	Annual Base Salary;

•	Short-Term Cash Incentive Compensation;

•	Long-Term Incentive Awards (Stock Options, Restricted Shares, etc.);

•	Deferred Compensation;

•	Executive Perquisites; and

•	Broad-Based Benefits Program.

Although each component is important, the Compensation Committee views the components of total direct compensation (the sum of annual salary, annual cash incentive and the present value of long-term incentives grants) to be the three primary elements of our compensation program. Below, the Compensation Committee describes in detail each of these and other components of our compensation program.

Annual Base Salary — Base salaries are the fixed portion of the Named Executive Officers’ cash compensation and are intended to reward the day-to-day aspects of their roles and responsibilities. In setting base salaries, the Compensation Committee takes into account several factors including, but not limited to, the executive’s experience, responsibilities, management abilities and job performance, as well as the performance of the Company as a whole and current market conditions.

Based in part on the information provided by Semler Brossy and in part on the Compensation Committee’s own assessment, the Compensation Committee believes that the fiscal year 2006 base compensation of our Named Executive Officers is competitive with companies of similar size and with comparable operating results in similar industries. In 2006, we adjusted the base salaries of the Named Executives Officers.

Short-Term Cash Incentive Compensation — In accordance with the Company’s compensation philosophy, a significant portion of the Named Executive Officers’ compensation package is based on individual and Company performance. For short-term performance of the Named Executive Officers, the Company measures financial and non-financial goals.

The financial performance goals may include any of the following:

•	Return on average assets;

•	Pre-tax earnings growth;

•	Average deposit growth; and

•	Earnings per share growth

The non-financial goals may include:

•	Leadership and management qualities;

•	Board relations;

•	External relations;

•	Employee relations; and

•	Certain knowledge and skills specific to daily Bank operations

The Compensation Committee reviews performance against these goals on an annual basis to determine the incentive compensation. Performance measures reviewed in connection with determining the incentive compensation in 2006 included the following measurement criteria: Return on Average Assets, Earnings per Share Growth, Pre-Tax Earnings Growth and Average Deposit Growth of the Company. The Compensation Committee established no other Company performance goals for the purposes of determining incentive compensation. Based on 2006 Company and individual performance, the CEO was paid a $287,100 bonus in 2007. This amount was based on the CEO’s employment agreement, under which his bonus was calculated based on performance measures in an amount not to exceed 125% of his annual salary. If the CEO earns a bonus that exceeds 100% of his base salary or less than 35% of his base salary for two consecutive calendar years, the Compensation Committee will review the pre-determined performance objectives and performance objective goals and make appropriate adjustments. The intent of this feature is to ensure that performance objectives and goals are consistent with Board and Management expectations and with external market conditions.

The Compensation Committee also recommended performance-based bonuses for the other Named Executive Officers. Please see the “Summary Compensation Table” for details of these bonuses.

Long-Term Incentive Awards — Long-term incentive awards are the third key component of the Named Executive Officers’ total compensation package. The Compensation Committee believes that employee stock ownership is a significant incentive in building stockholder wealth and aligning the interests of employees and stockholders. The Compensation Committee also believes equity based compensation complements the short-term cash incentives by forcing executives to recognize the impact their short-term decisions might have on long-term outcomes. This limits an executive’s ability to reap short-term gains at the expense of Company’s future financial performance.

The Company awards stock options to the Named Executive Officers pursuant to the 2000 Stock Option Plan. The Compensation Committee has not established option grant guidelines; rather, the size, timing and other material terms of the option grants for executive officers are made at the discretion of the Board of Directors and the Compensation Committee. Factors considered by the Compensation Committee and the Board of Directors include awards to industry peers and each executive’s previous grant history.

The Compensation Committee approves all awards under the 2000 Stock Option Plan and acts as the Administrator of this Plan. Generally, options granted under the Plan vest over a five-year period, with 20 percent becoming exercisable 12 months following the grant date, and 20 percent thereafter on each anniversary of the grant date. All stock options are granted with a ten-year term and have an exercise price equal to the fair market value of the Company’s common stock on the date of grant. The Compensation Committee approves all awards of restricted stock, including those to the Named Executive Officers. In 2005, the Company awarded restricted stock to the CEO. This restricted stock award vests over a four-year period, with 20 percent vesting on the grant date; 20 percent vesting on the first anniversary; 20 percent on the second anniversary; 20 percent on the third anniversary; and 20 percent on the fourth anniversary.

Finally, the Compensation Committee also considers other forms of executive pay (e.g., executive perquisites, severance arrangements) as a means to attract, retain and motivate highly qualified executives.

Deferred Compensation — Under the Hanmi Financial Corporation Deferred Compensation Plan (the “DCP”), the Named Executive Officers may defer up to 100 percent of their annual salary and up to 100 percent of their bonus. Participants elect a distribution plan, which commences upon termination or retirement. Taxes are due upon distribution. This plan is not exclusive to only the Named Executive Officers; all senior management employees are eligible to participate in the DCP.

The DCP is intended to comply, both in form and operation, with the requirements of Internal Revenue Code Section 409A and shall be limited, construed and interpreted in accordance with such intent. To the extent that any payment under it is subject to Internal Revenue Code Section 409A, it is intended that it be paid in a manner that shall comply with Internal Revenue Code Section 409A, including proposed, temporary or final regulations or any other guidance issued by the Secretary of the Treasury and the Internal Revenue Service with respect thereto.

Executive Perquisites — The CEO is provided with the following benefits in addition to his other compensation: country club memberships, use of company car, additional life insurance, additional health insurance premiums and tax gross-up for perquisites. The Named Executive Officers and other members of senior management receive the following benefits in addition to their other compensation: gasoline card, cell phone allowance and automobile allowance. The additional benefits and benefit levels of the Named Executive Officers are detailed in the Summary Compensation Table.

Broad-Based Benefits Programs — With the exception of executive perquisites available to the CEO, the Named Executive Officers participate in the benefits programs that are available to all full-time employees. These benefits include health, dental, vision and life insurance, long-term disability insurance, paid vacation, meal allowance, Holiday gift card and Company contributions to a 401(k) profit sharing retirement plan.

Change-in-Control Arrangements

From time to time, the Company may enter into certain arrangements that provide for payment upon the termination of a Named Executive Officer. Currently, the CEO has such an employment agreement, effective January 3, 2005.

The Company has the right to terminate the CEO’s employment without providing any reason or citing any specific cause for his termination. This is commonly referred to as “termination without cause.” In addition, the CEO may claim he was forced to resign because of certain actions the Company takes. For example, if the Company decides to change headquarters locations beyond 35 miles from the current location or if the Company greatly reduces the current responsibilities of the CEO, this may be considered a form of termination called “constructive termination.” Both termination without cause and constructive termination are more clearly defined in the CEO’s employment agreement, but are summarized here to provide summary information.

If the Company terminates the CEO’s employment without cause or if the CEO resigns on account of constructive termination, he is entitled to:

•	Base salary for the remaining duration of the term of the agreement;

•	The remaining unvested options from his original grant of 350,000 shares or stock bonus grant at the termination date shall continue to vest and be treated as if the CEO had continued to deliver services to the Company and Hanmi Bank; and

•	The Company shall continue to pay health insurance premiums for the CEO and his family for the duration of the term of the agreement.

If the CEO chooses to resign and it is not considered constructive termination, he is entitled to the continued vesting of 150,000 stock options under his stock option grant and 100,000 stock awards under the stock bonus grant. The vesting will continue as if he continued to be employed until all of these stock options and stock awards are fully vested. No other payments will be made in this scenario.

2006 Evaluation of CEO Compensation and Executive Performance

Each year, the Board conducts a formal evaluation of the CEO’s performance. For fiscal year-end 2006, the Board evaluated specific performance objectives across the following six general categories:

•	Financial Objectives

•	Board Relations

•	Leadership and Managerial Qualities

•	Knowledge and Skills

•	Employee Relations

•	External Relations

The intent of this process is to generate constructive dialogue between the Board of Directors and the CEO regarding the CEO’s performance, the CEO’s strategic vision for Hanmi, and the methodology used to achieve that strategic vision.

Named Executive Officers’ Compensation

The CEO met with the Compensation Committee to review his compensation recommendations for the other Named Executive Officers. He described the findings of his performance evaluation of the CFO and CCO and provided the basis of his recommendations with the Compensation Committee, including the scope of their duties, oversight responsibilities, and the executive officers’ individual objectives and goals against results achieved for 2006.

For fiscal year 2006, the Compensation Committee approved base salary adjustments at its April 19, 2006 meeting for the CFO and CCO, to take effect on April 1, 2006 and June 1, 2006, respectively. In its analysis of the CFO and CCO, the Compensation Committee applied the same rationale to this group as they applied when considering the CEO’s base salary. The Compensation Committee considered the performance of the CFO and CCO and recommendations made by the CEO at its April 19, 2006 meeting. The Compensation Committee also considered the pay practices of the Compensation Peer Group and the analyses and recommendations provided by Semler Brossy, its compensation consultant.

Administrative Policies and Practices

To evaluate and administer the compensation programs of the Named Executive Officers, the Compensation Committee meets at regularly scheduled meetings. The Compensation Committee may also hold “special” meetings to discuss extraordinary items (such as the hiring or dismissal of a Named Executive Officer). At the end of a meeting, executive sessions are conducted, when necessary, in accordance with recommended “best practices.”

As noted above, the Compensation Committee members confer with compensation consultants, external legal counsel, and other members of the Board of Directors on matters regarding the compensation of the Named Executive Officers.

Timing of Grants of Options

In fiscal year 2006, the Compensation Committee approved stock option grants to the Named Executive Officers at its April 19, 2006 meeting. The CFO and CCO received stock option awards of 20,000 shares and 15,000 shares, respectively, pursuant to terms of their stock option grant agreements of April 19, 2006. It is the Compensation Committee’s practice to use the date when the Compensation Committee and the employee reach a mutual understanding of the key terms and conditions of a share-based payment award for purposes of establishing the “grant date” for stock options.

Stock Ownership Guidelines

The Compensation Committee has not implemented stock ownership guidelines for the Named Executive Officers; however, the Compensation Committee continues to periodically review best practices and re-evaluate whether stock ownership guidelines are consistent with the compensation philosophy of the Company and with the stockholders’ interests.

Tax Deductibility of Executive Officer Compensation

Internal Revenue Code Section 162(m) precludes a public corporation from taking a deduction for compensation in excess of $1 million for its chief executive officer or any of its four other highest paid executive officers, unless certain specific and detailed criteria are satisfied. However, performance-based compensation that has been approved by stockholders is excluded from the $1 million limit. The Company plans to comply with the requirements of Section 162(m). Accordingly, all grants made under Company plans in fiscal year 2006 qualify for the corporate tax deduction, and prospectively, the Compensation Committee will continue to carefully consider the impact of Internal Revenue Code Section 162(m) in determining the appropriate pay mix and compensation levels for the Named Executive Officers.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 401(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

THE COMPENSATION COMMITTEE

Won R. Yoon (Chairman)
I Joon Ahn
Richard B. C. Lee
Joseph K. Rho
William J. Ruh

Summary Compensation Table

The following table summarizes the total compensation paid or earned during 2006 by the Named Executive Officers. The three individuals shown in the table below were our only executive officers as of December 31, 2006.

SUMMARY COMPENSATION TABLE

							Change in
							Pension
							Value and
							Non-Qualified
						Non-Equity	Deferred
				Stock	Option	Incentive Plan	Compensation	All Other
		Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation	Total
Name and Principal Position	Year	($)(1)	($)	($)(2)(3)	($)(2)(4)	($)(5)	($)	($)(1)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)

Sung Won Sohn, Ph.D.,	2006	$574,200	$287,100	$363,000	$273,568	$—	$—	$148,571 (6)	$1,646,439
President, Chief Executive Officer and Director
Michael J. Winiarski,	2006	$176,667	$70,160	$—	$27,416	$—	$—	$33,950 (6)	$308,193
Senior Vice President and Chief Financial Officer
Kurt M. Wegleitner,	2006	$205,833	$82,383	$—	$31,467	$—	$—	$28,225 (6)	$347,908
Executive Vice President and Chief Credit Officer

(1)	All cash compensation and perquisites paid to the Named Executive Officers are paid by, and are the responsibility of, our subsidiary, Hanmi Bank.

(2)	All equity awards are made by Hanmi Financial, are for shares of Hanmi Financial’s common stock and are made pursuant to the 2000 Stock Option Plan, the 2004 CEO Stock Option Plan or the CEO’s Employment Agreement.

(3)	The amount in column (e) reflects the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006, in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 123(R), “Share-Based Payment.” For further information, see Note 12 to our audited financial statements for the fiscal year ended December 31, 2006, included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 1, 2007.

(4)	The amounts in column (f) reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006, in accordance with SFAS No. 123(R), of awards pursuant to the 2000 Stock Option Plan and the 2004 CEO Stock Option Plan, and thus include amounts from awards granted in and prior to 2006. Assumptions used in the calculation of these amounts for the fiscal year ended December 31, 2006 are included in Note 12 to our audited financial statements for the fiscal year ended December 31, 2006, included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 1, 2007.

(5)	The amounts in column (g) reflect the amounts paid in 2007 to the Named Executive Officers in respect of services performed in 2006. Amounts shown are not reduced to reflect the Named Executive Officers’ elections, if any, to defer receipt of awards into the Hanmi Financial Deferred Compensation Plan.

(6)	The amounts in column (i) consist of:

	Sung Won	Michael J.	Kurt M.
	Sohn, Ph.D.	Winiarski	Wegleitner

Club Memberships	$52,970	$—	$—
Life Insurance Premiums	22,654	668	493
Company Automobile or Automobile Allowance	20,073	8,400	8,400
Dividends Paid on Restricted Stock Award	14,800	—	—
Health Insurance Premiums	14,019	10,554	5,846
Employer Contributions Under the 401(k) Plan	11,250	10,550	11,250
Tax Gross-Up for Perquisites	6,375	—	—
Other Perquisites(7)	6,430	3,778	2,236

Total All Other Compensation	$148,571	$33,950	$28,225

(7)	Other perquisites include cellular phone allowance, gasoline card, meal allowance and Holiday gift cards.

Employment Agreements

We entered into a six-year employment agreement with Dr. Sung Won Sohn effective January 3, 2005. Under the terms of the agreement, Dr. Sohn serves as President and CEO of both Hanmi Financial and Hanmi Bank, our subsidiary, at a base annual salary of $550,000 with annual CPI adjustment. In addition, Dr. Sohn is eligible to receive an annual incentive bonus based on pre-tax profitability of Hanmi Financial in an amount not to exceed 125 percent of his annual salary. The agreement also provides for a stock bonus grant of 100,000 shares with a vesting schedule under which 20,000 shares vest each year. Dr. Sohn has received two separate stock option grants to acquire 150,000 and 200,000 shares, respectively. The shares subject to each option vest in equal annual installments over six years. Dr. Sohn is entitled to the grant of an additional option to acquire 200,000 shares at the shares’ market price if either Hanmi Financial’s stock price doubles or its earnings per share double, with the grant of an additional option to acquire 200,000 shares at the shares’ market price if either Hanmi Financial’s stock price quadruples or its earnings per share quadruple. Dr. Sohn is entitled to certain health insurance benefits and a term life insurance policy, which are not available to other salaried employees. Either Dr. Sohn or Hanmi Financial and/or Hanmi Bank may terminate the employment agreement without cause at any time. If Hanmi Financial and/or Hanmi Bank terminates employment without cause or if Dr. Sohn resigns on account of constructive termination, as defined in the agreement: (i) Hanmi Bank must provide Dr. Sohn his base salary for the remaining duration of the term of the agreement; (ii) any outstanding options for the 350,000 shares or stock bonus grant at the termination date shall continue to vest and be treated as if Dr. Sohn had continued to deliver services to Hanmi Financial and Hanmi Bank; and (iii) Hanmi Financial shall continue to pay health insurance premiums for him and his family for the duration of the term of the agreement. If Dr. Sohn resigns and it is not considered constructive termination, he is entitled to continued vesting of the stock option for 150,000 shares and the stock bonus grant.

Grants of Plan-Based Awards

The following table complements the Summary Compensation Table disclosure of the grant date fair value of stock and option awards granted to our Named Executive Officers during fiscal year 2006.

GRANTS OF PLAN-BASED AWARDS

All
								Other	All Other
								Stock	Option
								Awards:	Awards:	Exercise	Grant
		Estimated Future Payouts			Estimated Future Payouts			Number of	Number of	or Base	Date Fair
		Under Non-Equity			Under Equity Incentive			Shares	Securities	Price of	Value of
		Incentive Plan Awards(1)			Plan Awards			of Stock	Underlying	Option	Stock and
	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	or Units	Options	Awards (1)	Option
Name	Date	($)	($)	($)	(#)	(#)	(#)	(#)	(#)	($/Share)	Awards
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)

Sung Won Sohn, Ph.D.	—	$—	$—	$—	—	—	—	—	—	—	—
Michael J. Winiarski	04/19/06	$—	$—	$—	—	—	—	—	20,000	$18.00	$131,072
Kurt M. Wegleitner	04/19/06	$—	$—	$—	—	—	—	—	15,000	$18.00	$98,304

(1)	Our practice is that the exercise price for each stock option is the market value on the date of grant.

Outstanding Equity Awards at Fiscal Year-End

The following table shows information as of December 31, 2006, for our Named Executive Officers concerning unexercised options, stock that has not vested and equity incentive plan awards.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

								Stock Awards
												Equity	Equity
	Option Awards											Incentive	Incentive
					Equity							Plan	Plan
					Incentive							Awards:	Awards:
					Plan							Number of	Market or
			Number of		Awards:					Market		Unearned	Payout Value
	Number of		Securities		Number of			Number of		Value of		Shares,	of Unearned
	Securities		Underlying		Securities			Shares or		Shares or		Units or	Shares, Units
	Underlying		Unexercised		Underlying			Units of		Units of		Other	or Other
	Unexercised		Options (#)		Unexercised	Option	Option	Stock That		Stock That		Rights That	Rights That
	Options (#)		Unexercis-		Unearned	Exercise	Expiration	Have Not		Have Not		Have Not	Have Not
Name	Exercisable		able		Options (#)	Price ($)	Date	Vested (#)		Vested ($)		Vested (#)	Vested ($)
(a)	(b)		(c)		(d)	(e)	(f)	(g)		(h)		(i)	(j)

Sung Won Sohn, Ph.D.	—		—		—	$—	—	60,000	(1)	$1,351,800	(2)	—	$—
	25,000	(3)	125,000	(3)	—	$17.17	11/03/14	—		$—		—	$—
	33,333	(4)	166,667	(4)	—	$17.17	11/03/14	—		$—		—	$—
Michael J. Winiarski	5,600	(5)	8,400	(5)	—	$13.52	03/10/14	—		$—		—	$—
	—		20,000	(7)	—	$18.00	04/19/16	—		$—		—	$—
Kurt M. Wegleitner	4,000	(6)	16,000	(6)	—	$16.20	06/01/15	—		$—		—	$—
	—		15,000	(7)	—	$18.00	04/19/16	—		$—		—	$—

(1)	On February 22, 2005, pursuant to CEO’s employment agreement, 100,000 shares of restricted stock were awarded to CEO with vesting as follows: 20 percent of the shares will be released from restrictions on February 22, 2005 and 20 percent on each of the next four anniversary dates.

(2)	Amount calculated as follows: Closing Stock Price as of December 29, 2006 ($22.53) x Unvested Restricted Shares (60,000)

(3)	Pursuant to the CEO’s employment agreement, 150,000 stock options were granted to the CEO (the “First Option”) with vesting as follows: 16.67 percent to vest on January 3, 2006 and 16.67 percent on each of the next five anniversary dates.

(4)	Pursuant to the CEO’s employment agreement, 200,000 stock options were granted to the CEO (the “Second Option”) with vesting as follows: 16.67 percent to vest on January 3, 2006 and 16.67 percent on each of the next five anniversary dates.

(5)	On March 10, 2004, pursuant to the 2000 Stock Option Plan, 14,000 stock options were granted to the Named Executive Officer with vesting as follows: 20 percent to vest on March 10, 2005 and 20 percent on each of the next four anniversary dates.

(6)	On June 1, 2005, pursuant to the 2000 Stock Option Plan, 20,000 stock options were granted to the Named Executive Officer with vesting as follows: 20 percent to vest on June 1, 2006 and 20 percent on each of the next four anniversary dates.

(7)	On April 19, 2006, pursuant to the 2000 Stock Option Plan, 20,000 and 15,000 stock options were granted to the Named Executive Officers with vesting as follows: 20 percent to vest on April 19, 2007 and 20 percent on each of the next four anniversary dates.

Option Exercises and Stock Vested

The following table shows information for amounts received upon exercise of options or vesting of stock by our Named Executive Officers during fiscal 2006.

OPTION EXERCISES AND STOCK VESTED

	Option Awards		Stock Awards
	Number		Number
	of Shares	Value	of Shares		Value
	Acquired	Realized	Acquired		Realized
	on Exercise	on Exercise	on Vesting		on Vesting
Name	(#)	($)	(#)		($)
(a)	(b)	(c)	(d)		(e)

Sung Won Sohn, Ph.D.	—	$—	20,000	(1)	$346,200	(2)
Michael J. Winiarski	—	$—	—		$—
Kurt M. Wegleitner	—	$—	—		$—

(1)	On February 22, 2005, pursuant to CEO’s employment agreement, 100,000 shares of restricted stock were awarded to CEO with vesting as follows: 20 percent of the shares will be released from restrictions on February 22, 2005 and 20 percent on each of the next four anniversary dates.

(2)	Amount calculated as follows: Closing Stock Price as of February 22, 2006 ($17.31) x Restricted Shares That Vested (20,000)

Non-Qualified Deferred Compensation Plan

The following table shows the executive contributions, earnings and account balances for the Named Executive Officers in the Hanmi Financial Corporation Deferred Compensation Plan (the “DCP”), an unfunded, unsecured deferred compensation plan. The DCP allows participants to defer all or a portion of their base salary and/or annual bonus.

NON-QUALIFIED DEFERRED COMPENSATION

	Executive	Registrant	Aggregate	Aggregate	Aggregate
	Contributions	Contributions	Earnings	Withdrawals/	Balance at
	in Last FY	in Last FY	in Last FY	Distributions	Last FYE
Name	($)	($)	($)	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)

Sung Won Sohn, Ph.D.	$96,166	$—	$303	$—	$96,469
Michael J. Winiarski	$—	$—	$—	$—	$—
Kurt M. Wegleitner	$—	$—	$—	$—	$—

The “Executive Contributions” column above (column (b)) shows amounts that were also reported as either “Salary” or “Non-Equity Incentive Plan Awards” in the 2006 Summary Compensation Table on page 13. Those amounts are quantified in the table below. Since the DCP commenced on November 1, 2006, there are no amounts in the “Aggregate Balance” column (column (d)) that represent salary or bonus that were reported in the Summary

Compensation Tables for Proxy Materials in prior years. The table below also quantifies the annual rate of return earned by the Named Executive Officers during 2006.

Amount Included in
	Amount Included in Both	Non-Qualified Deferred
	Non-Qualified Deferred	Compensation Table
	Compensation Table and	Previously Reported in	Annual Rate
	2006 Summary	Prior Years’ Summary	of Return
	Compensation Table	Compensation Tables	for 2006
Name	($)	($)	(%)

Sung Won Sohn, Ph.D.	$96,166	$—	4.653	%(1)
Michael J. Winiarski	$—	$—	—
Kurt M. Wegleitner	$—	$—	—

(1)	Interest rate is the annual percentage yield on 5-year U.S. Treasury Notes.

Potential Payments Upon Termination or Change-In-Control

Hanmi Financial has entered into an employment agreement with our CEO that will require Hanmi Financial to provide compensation to the CEO in the event of a termination of employment or a change in control of Hanmi Financial. The amount of compensation payable to the CEO in each situation is listed in the tables below.

The following table describes the potential payments upon termination or a change in control of Hanmi Financial for Dr. Sung Won Sohn:

Executive Benefits			Without
and Payments	Voluntary		Good Cause		Constructive		Good Cause		Change in
Upon Termination (1)	Termination		Termination		Termination		Termination		Control		Death		Disability

Compensation:
Base Salary	$—		$2,395,560	(2)	$2,395,560	(2)	$—		$2,395,560	(2)	$—		$—
Incentive Bonus	—		—		—		—		447,869	(3)	—		—
Stock Options	670,625	(4)	1,564,793	(5)	1,564,793	(5)	—		1,564,793	(5)	670,625	(4)	670,625	(4)
Restricted Stock Award	1,351,800	(6)	1,351,800	(6)	1,351,800	(6)	—		1,351,800	(6)	1,351,800	(6)	1,351,800	(6)
Benefits and Perquisites:
Life Insurance Benefits	—		—		—		—		—		2,250,000	(7)	—
Disability Income	—		—		—		—		—		—		255,000	(8)
Health Insurance	—		67,076	(9)	67,076	(9)	—		67,076	(9)	—		—
Deferred Compensation	96,469	(10)	96,469	(10)	96,469	(10)	96,469	(10)	96,469	(10)	96,469	(10)	96,469	(10)
Accrued Vacation Pay	27,641	(11)	27,641	(11)	27,641	(11)	27,641	(11)	27,641	(11)	27,641	(11)	27,641	(11)

Total	$2,146,535		$5,503,339		$5,503,339		$124,110		$5,951,208		$4,396,535		$2,401,535

(1)	Assumes the CEO’s date of termination is December 31, 2006 and the price per share of Hanmi Financial’s stock on the date of termination is $22.53 per share.

(2)	Amount represents total base salary to be paid to CEO over remaining term of Employment Agreement, which ends on January 3, 2011. Amount is calculated as follows: $598,890 (Annual Base Salary) x 4 (Number of Years Remaining on Employment Agreement)

(3)	Amount represents additional cash incentive bonus to be paid in a lump-sum on effective date of termination. Amount to be paid is the average of the cash incentive bonuses paid for 2005 and 2006.

(4)	Amount represents intrinsic value of unvested stock options as of termination date from the First Option that will continue to vest subsequent to termination date. Amount calculated as follows: 125,000 shares (unvested stock options from the First Option) x $5.365 (difference between closing stock price of $22.53 as of termination date and exercise price of $17.165).

(5)	Amount represents intrinsic value of unvested stock options as of termination date from the First and Second Options that will continue to vest subsequent to termination date. Amount calculated as follows: 291,667 shares (unvested stock options from the First and Second Options) x $5.365 (difference between closing stock price of $22.53 as of termination date and exercise price of $17.165).

(6)	Amount represents intrinsic value of unvested shares as of termination date from the Restricted Stock Award that will continue to vest subsequent to termination date. Amount calculated as follows: 60,000 shares (unvested shares from the Restricted Stock Award) x $22.53 (closing stock price as of termination date.

(7)	Amount represents proceeds from life insurance policies.

(8)	Amount represents disability income to be paid to CEO until he reaches age 65.

(9)	Amount represents estimated health insurance premiums to be paid until end of Employment Agreement.

(10)	Amount represents balance of CEO’s deferred compensation account (including interest) as of termination date.

(11)	Amount represents cash lump-sum payment for unused vacation days as of termination date.

Below is a description of the assumptions that were used in creating the table above. The descriptions of the payments below are applicable only to the CEO’s potential payments upon termination or change in control. For the other Named Executive Officers, any potential payments upon termination or change in control would be the same as those generally available to all employees.

Voluntary Termination

Per CEO’s Employment Agreement, at any time after the commencement of employment, CEO may terminate the Employment Agreement and CEO’s employment by resignation, effective thirty (30) days after written notice is provided to Hanmi Financial. If CEO voluntarily resigns or otherwise terminates his employment, and such termination is not considered to be a “Constructive Termination” as defined in the Employment Agreement, then CEO shall receive no severance compensation, except that the First Option shall continue to vest and become exercisable as if CEO had continued to deliver services to Hanmi Financial for the remaining term of the Employment Agreement and the Restricted Stock Bonus shall continue to vest as if CEO had continued to deliver services to Hanmi Financial for the remaining term of the Employment Agreement.

Without Good Cause Termination

Per CEO’s Employment Agreement, Hanmi Financial may terminate the Employment Agreement without a showing of “good cause.” Should the Employment Agreement be terminated by Hanmi Financial without “good cause,” subject to CEO’s execution of an effective general release of claims and CEO’s continuing compliance with the covenants set forth in the Employment Agreement, CEO shall receive the following: (1) base salary over the remaining term of the Employment Agreement as if CEO had continued to deliver services to Hanmi Financial under the Employment Agreement for the remaining term of the Employment Agreement, (2) any stock options that are outstanding on the date of CEO’s termination without “good cause” shall continue to vest and become exercisable as if CEO had continued to deliver services to Hanmi Financial under the Employment Agreement for the remaining term of the Employment Agreement, (3) the Restricted Stock Bonus shall continue to vest as if CEO had continued to deliver services to Hanmi Financial under the Employment Agreement for the remaining term of the Employment Agreement, and (4) Hanmi Financial shall pay the premium cost of any private medical, dental and vision coverage that CEO purchases for the benefit of himself, his spouse and his covered dependents with coverage no more favorable in the aggregate than the coverage received by CEO, his spouse and his covered dependents immediately prior to such termination of employment, such payments to continue for the shorter of (i) the remaining term of the Employment Agreement as if CEO had continued to deliver services to Hanmi Financial under the Employment Agreement for such period or (ii) the date that CEO becomes eligible to receive health care benefits under a health care plan sponsored by a subsequent employer (collectively the “Termination Payment”). CEO shall have no obligation to mitigate such amount or take any action to lessen Hanmi Financial’s liability for such payment, but in the event that CEO receives any cash, goods, services, or other property (“Remuneration”) for his services over the period during which any portion of the Termination Payment is being made, the amount of the unpaid cash portion of the Termination Payment shall be reduced by the value of such Remuneration. In the event that CEO violates one or more of the covenants set forth in the Employment Agreement, Hanmi Financial shall be entitled to immediately cease any further payments of the Termination Payment and may seek the return of the value of the portion of the Termination Payment previously made to CEO.

Constructive Termination

Per CEO’s Employment Agreement, CEO may resign on account of a “Constructive Termination” by Hanmi Financial during the term of the employment agreement. In the event that CEO resigns on account of “Constructive Termination”, such resignation shall be treated in the same fashion as a termination of CEO’s employment without “good cause” by Hanmi Financial. For purposes of the Employment Agreement, the term “Constructive Termination” shall mean: (1) the failure by Hanmi Financial to pay or cause to be paid to CEO his base salary or any earned annual cash incentive bonus payment when due; (2) the reduction of CEO’s annual base salary without his consent; (3) a material diminution in CEO’s authority, responsibilities, duties or reporting relationships as President and CEO; or (4) the relocation of CEO’s primary work place with Hanmi Financial in Los Angeles, California to a location more than thirty-five (35) miles from its current location as of the Effective Date without CEO’s consent, in each if such breach is not cured by Hanmi Financial within ten (10) business days following the date on which CEO notifies the Board in writing of the existence of such breach.

Good Cause Termination

Per CEO’s Employment Agreement, Hanmi Financial may terminate the Employment Agreement for “good cause,” which shall be: (1) CEO’s willful or grossly negligent failure to comply with the lawful directions of the Board; (2) CEO’s gross negligence or willful misconduct (including but not limited to any willfully dishonest or fraudulent act or omission) in the performance or intentional nonperformance of any of CEO’s material duties and responsibilities or continued neglect of CEO’s duties to Hanmi Financial (including its subsidiaries); (3) CEO’s material misappropriation of property of Hanmi Financial (including its subsidiaries) for his own personal financial benefit; or (4) CEO’s conviction or plea of guilty or “no contest” to a felony, in each case provided that CEO has failed to cure such act or omission to Hanmi Financial’s reasonable satisfaction, if such act or omission is reasonably capable of being cured, no later than ten (10) days following delivery of written notice by Hanmi Financial to CEO of such offending act or omission. In the event of a termination for good cause, as enumerated above, CEO shall have no right to any compensation not otherwise expressly provided for in the Employment Agreement.

Change in Control

Per CEO’s Employment Agreement, in the event of a pending Change in Control (as defined below) if (i) Executive resigns on account of a Constructive Termination or his employment is terminated by Hanmi Financial without “good cause,” and such resignation or termination of employment occurs upon or within thirteen (13) months following the occurrence of a Change of Control as defined in the Employment Agreement, or (ii) Hanmi Financial and CEO have not received written notice at least five (5) business days prior to the anticipated closing date of the transaction giving rise to the Change in Control from the successor to all or a substantial portion of Hanmi Financial’s business and/or assets that such successor is willing and able as of the closing to assume and agree to perform Hanmi Financial’s obligations under the Employment Agreement in the same manner and to the same extent that Hanmi is hereby required to perform, then in either such case termination or failure to assume Hanmi Financial’s obligations under the Employment Agreement shall be treated as a termination of the Employment Agreement by Hanmi Financial without good cause and upon CEO’s termination of employment (including a resignation by CEO for any reason pursuant to the Employment Agreement, the provisions of Section 4(d) will apply; however, under such circumstances, (i) the amount of the cash portion of the Termination Payment due to CEO shall be payable in a lump-sum payment on the effective date of the termination and (ii) all then outstanding Options and the Stock Bonus shall become fully vested (and in the case of the Options, fully exercisable) on the effective date of the termination. In addition, CEO shall also be entitled to an additional cash incentive bonus payable in a lump-sum amount on the effective date of the termination in an amount equal to the mean average of CEO’s annual cash incentive bonuses under Section 3(b) hereof for the preceding three (3) years (or such smaller number of years if CEO has not received at least three annual cash incentive bonuses under Section 3(b)). In calculating such supplemental bonus, if the amount of CEO’s cash incentive bonus for calendar year 2005 was not greater than the guaranteed bonus for such year, then the 2005 annual cash incentive bonus shall be disregarded. Any payments or other benefits to which CEO shall become entitled to pursuant to this Section 10(b) shall be subject to CEO’s satisfaction of all of the conditions set forth in Section 4(d) hereof (e.g., execution of an effective general release of claims, compliance with the covenants in Sections 3 and 6, return of property).

Death

Per CEO’s Employment Agreement, the death of CEO shall immediately terminate the Employment Agreement. In the event of CEO’s death, the First Option and the Restricted Stock Bonus shall become immediately fully vested (and in the case of the First Option, fully exercisable) as of the date of death.

Disability

Per CEO’s Employment Agreement, if, as a result of incapacity due to physical or mental illness or injury, CEO either (i) shall have been absent from his full-time duties hereunder for substantially all of six (6) consecutive months, or (ii) such incapacity can reasonably be expected to result in death or to last for a continuous period of not less than twelve (12) months and to render CEO unable to perform effectively the duties and responsibilities of his office, then Hanmi Financial may terminate CEO’s employment hereunder; provided, however, that any termination shall not occur prior to the expiration of three (3) months following the commencement of CEO’s incapacity due to his physical or mental illness or injury. In the event of the termination of CEO’s employment on account of CEO’s disability, the First Option and the Stock Bonus shall become immediately fully vested (and in the case of the First Option, fully exercisable) as of the date of death.

Director Compensation

DIRECTOR COMPENSATION

					Change in
					Pension
	Fees				Value and
	Earned				Non-Qualified
	or Paid		Option	Non-Equity	Deferred	All Other
	in Cash	Stock	Awards	Incentive Plan	Compensation	Compensation
	($)	Awards	($)	Compensation	Earnings	($)	Total
Name	(1)(2)	($)	(3)(4)(5)(6)	($)	($)	(1)(7)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)

I Joon Ahn	$49,750	$—	$7,061	$—	$—	$25,904	$82,715
Ung Kyun Ahn(8)	$3,800	$—	$—	$—	$—	$1,090	$4,890
Kraig A. Kupiec(9)	$51,750	$—	$7,061	$—	$—	$19,649	$78,460
Joon Hyung Lee	$59,250	$—	$7,061	$—	$—	$20,704	$87,015
Richard B. C. Lee	$69,900	$—	$7,061	$—	$—	$27,118	$104,079
M. Christian Mitchell	$66,000	$—	$22,349	$—	$—	$27,090	$115,439
Chang Kyu Park, Pharm.D.	$48,000	$—	$7,061	$—	$—	$20,692	$75,753
Joseph K. Rho	$49,750	$—	$7,061	$—	$—	$20,912	$77,723
William J. Ruh(9)	$47,500	$—	$7,061	$—	$—	$18,083	$72,644
Won R. Yoon, M.D.	$51,250	$—	$7,061	$—	$—	$20,662	$78,973

(1)	All cash compensation and perquisites paid to directors are paid by Hanmi Bank, which is then reimbursed by Hanmi Financial.

(2)	Each director who is not an employee of Hanmi Financial is paid a monthly retainer fee of $3,000 and $1,000 monthly for attendance at Board meetings ($500 for telephonic attendance at Board meetings). In addition, the Chairman of the Board receives an additional $2,500 each month. The Audit Committee Chairman receives an additional $1,500 each month. The Chairmen of the remaining committees receive an additional $750 each month and members receive an additional $200 each month for attending committee meetings ($100 each month for telephonic attendance at committee meetings).

(3)	All equity awards are made by Hanmi Financial, are for shares of Hanmi Financial’s common stock and are made pursuant to the 2000 Stock Option Plan.

(4)	The amounts in column (d) reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006, in accordance with SFAS No. 123(R), of awards pursuant to the 2000 Stock Option Plan, and thus include amounts from awards granted in and prior to 2006. Assumptions used in the calculation of these amounts for the fiscal year ended December 31, 2006 are included in Note 12 to our audited financial statements for the fiscal year ended December 31, 2006, included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 1, 2007.

(5)	Grants of Plan-Based Awards — Directors are eligible to be granted stock options under the 2000 Stock Option Plan. In 2006, non-employee directors were granted the following options under the 2000 Stock Option Plan:

		All Other
		Option
		Awards:	Exercise	Grant
		Number of	or Base	Date Fair
		Securities	Price of	Value of
		Underlying	Option	Stock and
	Grant	Options	Awards(a)	Option
Name	Date	(#)	($/Share)	Awards

I Joon Ahn	11/15/06	24,000	$21.63	$127,090
Kraig A. Kupiec(9)	11/15/06	24,000	$21.63	$127,090
Joon Hyung Lee	11/15/06	24,000	$21.63	$127,090
Richard B. C. Lee	11/15/06	24,000	$21.63	$127,090
M. Christian Mitchell	11/15/06	24,000	$21.63	$127,090
Chang Kyu Park, Pharm.D.	11/15/06	24,000	$21.63	$127,090
Joseph K. Rho	11/15/06	24,000	$21.63	$127,090
William J. Ruh(9)	11/15/06	24,000	$21.63	$127,090
Won R. Yoon, M.D.	11/15/06	24,000	$21.63	$127,090

(a)	Our practice is that the exercise price for each stock option is the market value on the date of grant.

(6)	Outstanding Equity Awards at Fiscal Year-End — The following table shows information as of December 31, 2006 for our directors concerning unexercised options:

	Number of		Number of
	Securities		Securities
	Underlying		Underlying		Option
	Unexercised		Unexercised		Exercise	Option
	Options (#)		Options (#)		Price	Expiration
Name	Exercisable		Unexercisable		($)	Date

I Joon Ahn	—		24,000	(e)	$21.63	11/15/16
Kraig A. Kupiec(9)	28,482	(a)	—		$3.27	10/26/10
	—		24,000	(e)	$21.63	11/15/16
Joon Hyung Lee	36,624	(b)	—		$3.89	09/20/10
	—		24,000	(e)	$21.63	11/15/16
Richard B. C. Lee	54,936	(b)	—		$3.89	09/20/10
	—		24,000	(e)	$21.63	11/15/16
M. Christian Mitchell	13,333	(c)	6,667	(c)	$13.35	06/16/14
	—		24,000	(e)	$21.63	11/15/16
Chang Kyu Park, Pharm.D.	—		24,000	(e)	$21.63	11/15/16
Joseph K. Rho	—		24,000	(e)	$21.63	11/15/16
William J. Ruh(9)	56,908	(d)	—		$13.35	04/30/09
	—		24,000	(e)	$21.63	11/15/16
Won R. Yoon, M.D.	18,312	(b)	—		$3.89	09/20/10
	—		24,000	(e)	$21.63	11/15/16

(a)	On April 30, 2004, in connection with the acquisition of Pacific Union Bank (“PUB”), 65,842 PUB stock options were converted into 28,482 Hanmi Financial stock options that were fully vested.

(b)	On September 20, 2000, pursuant to the 2000 Stock Option Plan, 91,560 stock options were granted to each director with vesting as follows: 20 percent to vest on September 20, 2001 and 20 percent on each of the next four anniversary dates.

(c)	On June 16, 2004, pursuant to the 2000 Stock Option Plan, 20,000 stock options were granted to the director with vesting as follows: 33.33 percent to vest on June 16, 2005 and 33.33 percent on each of the next two anniversary dates.

(d)	On April 30, 2004, in connection with the acquisition of PUB, stock warrants were issued to affiliates of Castle Creek Financial LLC, which included director, for services rendered in connection with the placement of our equity securities.

(e)	On November 15, 2006, pursuant to the 2000 Stock Option Plan, 24,000 stock options were granted to each director with vesting as follows: 33.33 percent to vest on November 15, 2007 and 33.33 percent on each of the next two anniversary dates.

(7)	The amounts in column (g) consist of:

	Health			Total All
	Insurance			Other
Name	Premiums	Bonus	Perquisites	Compensation

I Joon Ahn	$17,663	$8,000	$241	$25,904
Ung Kyun Ahn(8)	$1,072	$—	$18	$1,090
Kraig A. Kupiec(9)	$10,378	$8,000	$1,271	$19,649
Joon Hyung Lee	$12,424	$8,000	$280	$20,704
Richard B. C. Lee	$18,597	$8,000	$521	$27,118
M. Christian Mitchell	$18,597	$8,000	$493	$27,090
Chang Kyu Park, Pharm.D	$12,424	$8,000	$268	$20,692
Joseph K. Rho	$12,424	$8,000	$488	$20,912
William J. Ruh(9)	$8,976	$8,000	$1,107	$18,083
Won R. Yoon, M.D.	$12,424	$8,000	$238	$20,662

(8)	Former director who passed away on January 14, 2006.

(9)	Former director who resigned effective April 11, 2007.

(10)	Other perquisites include group life insurance premiums, condolence pay, Holiday gift cards and personal travel amenities.

Compensation Committee Interlocks and Insider Participation

I Joon Ahn, Richard B. C. Lee, Joseph K. Rho, William J. Ruh and Won R. Yoon served as members of the Compensation Committee during the last completed fiscal year. No member of the Compensation Committee was an officer or employee of Hanmi Financial or Hanmi Bank during fiscal year 2006 or at any prior time. No member of the Compensation Committee is or was on the compensation committee of any other entity whose officers served either on the Board of Directors or on the Compensation Committee of Hanmi Financial.

Certain Relationships and Related Transactions

Some of our directors and executive officers and their immediate families, as well as the companies with which they are associated, are customers of, or have had banking transactions with, Hanmi Financial in the ordinary course of our business, and we expect to have banking transactions with such persons in the future. In management’s opinion, all loans and commitments to lend included in such transactions were made in the ordinary course of business, in compliance with applicable laws on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons of similar creditworthiness and, in the opinion of management, did not involve more than a normal risk of repayment or presented other unfavorable features. The total amount of indebtedness owed to Hanmi Financial by the principal officers and current directors of Hanmi Financial (including associated companies) as of December 31, 2006 was approximately $39,000.

Review, Approval or Ratification of Transactions With Related Persons

Hanmi Financial has adopted a Related Person Transaction Policy (“the Policy”). The Policy provides that executive officers, directors, five-percent shareholders and their family members, and entities for which any of those persons serve as officers or partners or in which they have a ten percent or greater interest, must notify Hanmi Financial’s General Counsel before entering into transactions or other arrangements with Hanmi Financial or any of its affiliates (other than loans subject to Regulation O promulgated by the Board of Governors of the Federal Reserve System) if the amount exceeds $25,000. Hanmi Financial’s General Counsel will determine whether, under the guidelines in the Policy, the transaction or arrangement should be submitted to the Audit Committee for approval. In determining whether to submit proposed transactions to the Audit Committee for consideration, Hanmi Financial’s General Counsel will consider the relevant facts and circumstances, including the aggregate value of the proposed transaction, the benefits to Hanmi Financial of the proposed transaction and whether the terms of the proposed transaction are comparable to the terms available to an unrelated third party and employees generally. The Policy also includes provisions for the review and possible ratification of transactions and arrangements that are entered into without prior review under the Policy.

ADOPTION OF 2007 EQUITY COMPENSATION PLAN

On March 21, 2007, the Board of Directors adopted the Hanmi Financial Corporation 2007 Equity Compensation Plan (the “2007 Plan”), and now seeks stockholder approval of the 2007 Plan at the Annual Meeting. A key objective of the 2007 Plan is to provide more flexibility in the types of equity incentives that may be offered to employees, consultants and non-employee directors. The Board of Directors adopted the 2007 Plan because stock options no longer have a significant expense recognition advantage under SFAS No. 123(R). As a result of this change in accounting, other forms of equity incentives may be more advantageous to Hanmi Financial and our shareholders. The 2007 Plan provides for several different types of equity awards in addition to stock options and restricted stock awards.

The Board believes the 2007 Plan is necessary to give Hanmi Financial flexibility to (i) attract and retain qualified non-employee directors, executives and other key employees and consultants with appropriate equity-based awards, (ii) motivate high levels of performance, (iii) recognize employee contributions to Hanmi Financial’s success, and (iv) align the interests of plan participants with those of Hanmi Financial’s stockholders. In addition, the Board believes a robust equity compensation program is necessary to provide Hanmi Financial with flexibility in negotiating strategic acquisitions and other business relationships to further expand and grow our business.

Without the ability to grant equity-based awards for these purposes, we may not remain competitive for qualified non-employee directors and executives, and skilled employees and consultants in the banking industry, particularly against similar companies vying for a limited talent pool. The provisions of the 2007 Plan are summarized below. There has been no determination with respect to future awards under the 2007 Plan as of the date of this Proxy Statement.

The 2007 Plan reserves 2,737,508 shares for issuance plus the shares available for grant under the 2000 Stock Option Plan (not to exceed 2,262,492), for a maximum total of 5,000,000 shares available for issuance under the 2007 Plan, which is roughly equal to 10.24% of our total outstanding shares on the Record Date. Upon receiving stockholder approval of the 2007 Plan, no further shares will be issued under the 2000 Stock Option Plan. The 5,000,000 shares reserved for issuance will serve as the underlying value for all equity awards under the 2007 Plan. With the exception of the shares underlying stock options and restricted stock awards, the Administrator of the 2007 Plan may choose to settle the awards by paying the equivalent cash value or by delivering the appropriate number of shares.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL

Summary of the 2007 Equity Compensation Plan

General

The 2007 Plan provides for grants of stock options, stock appreciation rights (“SARs”), restricted stock and performance shares (sometimes referred to individually or collectively as “Awards”) to non-employee directors, officers, employees and consultants of Hanmi Financial and its subsidiaries. Stock options may be either “incentive stock options” (“ISOs”), as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or non-qualified stock options (“NQSOs”).

Plan Administration; Amendment and Termination

The Board and/or one or more of its committees shall administer the 2007 Plan in accordance with applicable law (“Administrator”). The Administrator may, amend, suspend or terminate any portion of the 2007 Plan for any reason, but must obtain stockholder consent for any material Plan amendment, or the consent of affected plan participants if any such action alters or impairs any obligations regarding Awards that have been granted. The 2007 Plan terminates in 2017. However, such termination will not affect Awards granted under the 2007 Plan prior to termination.

Reversion of Shares to the Plan

When Awards made under the 2007 Plan expire, or are forfeited or cancelled, the underlying shares will become available for future Awards under the 2007 Plan. Shares awarded and delivered under the 2007 Plan may be authorized but unissued, or reacquired shares.

Eligibility for Awards

Employees, officers, consultants and non-employee directors of Hanmi Financial Corporation or its subsidiaries may be granted Awards under the 2007 Plan. The 2007 Plan Administrator determines which individuals will receive Awards, as well as the number and composition of each Award. Awards under the 2007 Plan may consist of a single type or any combination of the types of Awards permissible under the 2007 Plan as determined by the Administrator (or by the full Board in the case of Awards to non-employee directors). These decisions may be based on various factors, including a participant’s duties and responsibilities, the value of the participant’s past services, his/her potential contributions to Hanmi Financial’s success, and other factors.

Exercise Price Limitations

The 2007 Plan Administrator will determine the exercise price for the shares underlying each Award on the date the Award is granted. The exercise price for shares under an ISO may not be less than 100 percent of fair market value on the date the Award is granted under Code Section 422. Similarly, under the terms of the 2007 Plan, the exercise price for SARs and NQSOs may not be less than 100 percent of fair market value on the date of grant. There is no minimum exercise price prescribed for performance shares and restricted stock awarded under the 2007 Plan.

No Material Amendments or Re-Pricing Without Stockholder Approval

Except for adjustments upon changes in capitalization, dissolution, merger or asset sale, the 2007 Plan prohibits Hanmi Financial from making any material amendments to the 2007 Plan or decreasing the exercise price or purchase price of any outstanding Award (including by means of cancellation or re-grant) without stockholder approval.

Individual Grant Limits

No participant may be granted Awards in any one year to purchase more than an aggregate total of one percent of Hanmi Financial’s total number of outstanding shares. Such limitation is subject to proportional adjustment in connection with any change in Hanmi Financial’s capitalization as described in the 2007 Plan.

Award Exercise; Payment of Exercise Price

The Administrator will determine when Awards become exercisable. However, no Award may have a term longer than ten years from the date of grant unless otherwise approved by Hanmi Financial’s stockholders, and no Award may be exercised after expiration of its term. Payment for any shares issued upon exercise of an Award shall be specified in each participant’s Award Agreement, and may be made by cash, check or other means specified in the 2007 Plan.

Tax Withholding

Hanmi Financial shall have the right to deduct or withhold or require a participant to remit to Hanmi Financial an amount sufficient to satisfy federal, state, local and any applicable foreign taxes (including FICA obligations, if applicable) required to be withheld with respect to the grant, exercise or vesting of any Award.

Effect of Termination, Death, or Disability

If a participant’s employment, consulting arrangement, or service as a non-employee director terminates for any reason, vesting of ISOs, NQSOs and SARs generally will stop as of the effective termination date. Participants generally have three months from their termination date to exercise vested unexercised options and SARs before they expire. Longer post-termination exercise periods apply in the event the termination of employment or cessation of service results from death or disability. If a participant is dismissed for cause, the right to exercise shall terminate immediately upon such termination.

Non-Transferability of Awards

Unless otherwise determined by the Administrator, Awards granted under the 2007 Plan are not transferable other than by will or the laws of descent and distribution, and may be exercised by the participant only during the participant’s lifetime.

Stock Appreciation Rights

Under the 2007 Plan, SARs may be settled in shares or cash and must be granted with an exercise price not less than 100 percent of fair market value on the date of grant. Upon exercise of a SAR, a participant is entitled to receive cash or a number of shares equivalent in value to the difference between the fair market value on the exercise date and the exercise price of the SAR. For example, assume a participant is granted 100 SARs with an exercise price of $10 and assume the SARs are later exercised when the fair market value of the underlying shares is $20 per share. At exercise, the Participant is entitled to receive 50 shares [(($20−$10) × 100) / $20], or $1,000 in cash [100 × ($20−$10)].

Restricted Stock

The 2007 Plan also permits Hanmi Financial to grant restricted stock. The 2007 Plan Administrator has discretion to establish periods of restriction during which shares awarded remain subject to forfeiture or Hanmi Financial’s right to repurchase if the participant’s employment terminates for any reason (including death or disability). Restrictions may be based on the passage of time, the achievement of specific performance objectives, or other measures as determined by the Administrator in its discretion. During periods of restriction, a participant has the right to vote his/her restricted stock and to receive distributions and dividends, if any, but may not sell or transfer any such shares.

Performance Shares

The 2007 Plan also permits Hanmi Financial to grant performance shares that are payable in Hanmi Financial shares. Each performance share is equivalent in value to one share of Hanmi Financial stock. Depending on the number of performance shares that become vested at the end of the performance period, the equivalent number of shares are payable to the participant. The performance goals can be based on Hanmi Financial and/or individual performance objectives as determined by the Administrator. The 2007 Plan is designed to permit Hanmi Financial to pay compensation that qualifies as performance-based compensation under Section 162(m) of the Code.

Changes in Capitalization; Change of Control

The 2007 Plan provides for exercise price and quantity adjustments if Hanmi Financial declares a stock dividend or stock split. Also, vesting or restriction periods may be accelerated if Hanmi Financial Corporation merges with another entity that does not either assume the outstanding Awards or substitute equivalent Awards. Hanmi Financial has an employment agreement with the CEO that provides for accelerated vesting of stock options.

Participation in the Plan

Except as otherwise provided in the 2007 Plan, the grant of Awards is subject to the discretion of the 2007 Plan Administrator. No determinations have been made with respect to future awards under the 2007 Plan.

U.S. Federal Income Tax Consequences

Option Grants

Options granted under the 2007 Plan may be either ISOs, which are intended to satisfy the requirements of Section 422 of the Code, or NQSOs, which are not intended to meet those requirements. The Federal income tax treatment for NQSOs and ISOs is summarized below.

Non-Qualified Stock Options

No taxable income is recognized by an optionee upon the grant of an NQSO. Generally, the optionee will recognize ordinary income in the year in which the option is exercised. The amount of ordinary income will be equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares. Hanmi Financial and the optionee are required to satisfy the tax withholding requirements applicable to that income, unless the optionee is a non-employee director or consultant, where in such case tax withholding is not required. Hanmi Financial will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to exercised NQSOs.

Incentive Stock Options

No taxable income is recognized by an optionee upon the grant of an ISO. Generally, the optionee will not recognize ordinary income in the year in which the option is exercised, although the optionee’s gain from exercise may be subject to alternative minimum tax. If the optionee sells the underlying shares acquired from the option within two years after the option grant date or within one year of the option exercise date, then the sale is treated as a disqualifying disposition and the optionee will be taxed in the year of disposition on the gain from exercise, but not exceeding the gain from disposition as ordinary income and the balance of the gain from disposition, if any, as short-term or long-term capital gain. Hanmi Financial will be entitled to an income tax deduction that equals the amount of the optionee’s compensatory ordinary income. If the optionee does not make a disqualifying disposition, then Hanmi Financial will not be entitled to a tax deduction.

Stock Appreciation Rights

No taxable income is recognized by an optionee upon the grant of a SAR. The participant will recognize ordinary income in the year in which the SAR is exercised. The amount of ordinary income will be equal to the cash payment upon exercise or the fair market value of the shares received. Hanmi Financial and the participant are required to satisfy the applicable tax withholding requirements, unless the participant is a non-employee director, where in such case tax withholding is not required. Hanmi Financial will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant with respect to exercised SARs.

Restricted Shares Plan

The tax principles applicable to the issuance of restricted shares under the 2007 Plan will be substantially the same as those summarized above for the exercise of non-statutory option grants in that they are both governed by Section 83 of the Code. Generally, when the restriction lapses, the grantee will have ordinary income equal to the difference between the fair market value of the shares on the vesting date and any amount paid for the shares.

Alternatively, at the time of the grant, the grantee may elect under Section 83(b) of the Code to include as ordinary income in the year of the grant, an amount equal to the difference between the fair market value of the granted shares on the grant date and any amount paid for the shares. If the Section 83(b) election is made, the grantee will not recognize any additional compensation income when the restriction lapses, but may have capital gain income or loss upon sale of the shares. Hanmi Financial will be entitled to an income tax deduction equal to the ordinary income recognized by the grantee in the year in which the grantee recognizes such income.

Performance Shares

Generally, a plan participant who is granted Performance Shares will recognize ordinary income in the year payment occurs. The income recognized will generally be equal to the fair market value of the cash payment or shares received. Hanmi Financial will generally be entitled to an income tax deduction equal to the income recognized by the participant on the payment date for the taxable year in which the ordinary income is recognized by the participant.

Deductibility of Executive Compensation

We anticipate that any compensation deemed paid by Hanmi Financial in connection with the exercise of both ISOs and NQSOs granted with exercise prices equal to the fair market value of the shares on the grant date will not be subject to the Code Section 162(m) $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of Hanmi Financial.

Stockholder Approval

Hanmi Financial is seeking stockholder approval of the 2007 Plan, including the shares reserved under the 2007 Plan. The Board believes that it is in the best interest of Hanmi Financial to have a comprehensive equity incentive program. The 2007 Plan provides a meaningful opportunity for officers, directors, employees, consultants and other independent contractors to acquire a proprietary interest in Hanmi Financial, thereby encouraging those individuals to remain in Hanmi Financial’s service and more closely align their interests with those of the stockholders, and at the same time provide Hanmi Financial with the flexibility to manage stockholder dilution. A copy of the 2007 Plan Program is attached hereto as Exhibit 1.

Required Vote

Hanmi Financial must receive the affirmative vote of a majority of the shares of our common stock present in person or represented by proxy at the meeting to approve this proposal. If you are present in person or represented by proxy at the meeting and abstain from voting on this proposal, it has the same effect as if you voted “AGAINST” the proposal. In addition, if you do not instruct your broker on how to vote on this proposal, your broker will not be able to vote your shares on this proposal and it will have the same effect as a vote “AGAINST” this proposal.

INDEPENDENT ACCOUNTANTS

The firm of KPMG, LLP (“KPMG”) served as our independent accountants for the year ended December 31, 2006. This firm has advised us that it has no direct or indirect financial interest in Hanmi Financial. Representatives of this firm are expected to be present at the Annual Meeting of Stockholders, with the opportunity to make a statement should they desire to do so, and will be available to respond to appropriate questions from stockholders.

Audit Fees

The aggregate fees billed by KPMG for professional services rendered for the audit of Hanmi Financial’s annual financial statements for the fiscal year ended December 31, 2006 and for the reviews of the financial statements included in Hanmi Financial’s Quarterly Reports on Form 10-Q for that fiscal year were $684,800. In 2006, KPMG also billed an additional $45,920 for due diligence related to acquisitions. The aggregate fees billed by KPMG for professional services rendered for the audit of Hanmi Financial’s annual financial statements for the fiscal year ended December 31, 2005 and for the reviews of the financial statements included in Hanmi Financial’s Quarterly Reports on Form 10-Q for that fiscal year were $542,000.

Tax Fees

The aggregate fees billed by KPMG for professional services rendered in connection with tax compliance, tax advice and tax planning for the fiscal year ended December 31, 2006 were $33,500. The aggregate fees billed by KPMG for professional services rendered in connection with tax compliance, tax advice and tax planning for the fiscal year ended December 31, 2005 were $119,500.

All Other Fees

There were no fees billed by KPMG for advice or services rendered to Hanmi Financial other than as described above.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee has established “Pre-Approval Policies and Procedures” for independent auditors’ services. Any proposed services not pre-approved or exceeding pre-approved cost levels require specific pre-approval by the Audit Committee. The Audit Committee may not delegate its responsibilities to pre-approve services performed by the independent auditors to management.

The Audit Committee may delegate pre-approval authority to one or more of its members. In 2006, the Audit Committee Chairman was permitted to approve fees up to $25,000 with the requirement that any pre-approval decisions be reported to the Audit Committee at its next scheduled meeting.

The only non-audit services provided by the independent auditors relate to the preparation of our income tax return and due diligence related to acquisitions, and this work and related fees receive specific approval in advance by the Audit Committee.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Board of Directors maintains an Audit Committee composed of five of Hanmi Financial’s outside directors. The Board of Directors and the Audit Committee believe that the Audit Committee’s current member composition satisfies Rule 4350(d)(2)(A) of the National Association of Securities Dealers, Inc. which governs Audit Committee composition, as all Audit Committee members are “independent directors” and the committee currently has more than one member with past employment experience in accounting with the requisite professional certifications. The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which appears as an exhibit to this Proxy Statement.

The Audit Committee oversees Hanmi Financial’s financial process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the system of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. In addition, during the course of 2006, management completed the documentation, testing and evaluation of Hanmi Financial’s system of internal control over financial reporting in response to the requirements set forth in Section 404 of the Sarbanes-Oxley Act of 2002 and related regulations. The Audit Committee was kept apprised of the progress of the evaluation and provided oversight and advice to management during the process. In connection with this oversight, the Audit Committee received periodic updates provided by management and the independent auditors at each regularly scheduled Audit Committee meeting. At the conclusion of the process, the Audit Committee reviewed a report submitted by the management on the effectiveness of Hanmi Financial’s internal control over financial reporting.

The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of Hanmi Financial’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards, including Statement on Auditing Standards No. 61. In addition, the Audit Committee has discussed with the independent auditors the auditors’ independence from management and Hanmi Financial including the matters in the written disclosures and the letter from the independent auditors required by the Independence Standards Board, Standard No. 1.

The Audit Committee discussed with Hanmi Financial’s independent auditors the overall scope and plans for their audit. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of Hanmi Financial’s internal controls and the overall quality of Hanmi Financial’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in Hanmi Financial’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 for filing with the Securities and Exchange Commission.

THE AUDIT COMMITTEE

M. Christian Mitchell (Chairman)
Kraig A. Kupiec
Joon Hyung Lee
Richard B. C. Lee
Chang Kyu Park, Pharm.D.

BENEFICIAL OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

The following tables set forth information pertaining to beneficial ownership (as defined below) of Hanmi Financial’s common stock, by (i) persons known to Hanmi Financial to own more than five percent of the outstanding shares of Hanmi Financial’s common stock, (ii) each director and nominee for election, (iii) executive officers of Hanmi Financial and (iv) all directors and executive officers of Hanmi Financial as a group. The information contained herein has been obtained from our records and from information furnished to us by each individual or entity. Management knows of no person who owns, beneficially or of record, either individually or with associates, more than five percent of Hanmi Financial’s common stock, except as set forth below.

The number of shares “beneficially owned” by a given stockholder are determined under Securities and Exchange Commission Rules, and the designation of ownership set forth below is not necessarily indicative of ownership for any other purpose. In general, the beneficial ownership as set forth below includes shares over which a director, director nominee, principal stockholder or executive officer has sole or shared voting or investment power and certain shares which such person has a vested right to acquire, under stock options or otherwise, within 60 days of the date hereof. Except as otherwise indicated, the address for each of the following persons is Hanmi Financial’s address. The following information is as of March 9, 2007.

COMMON STOCK BENEFICIALLY OWNED

	Number	Percent of
	of	Shares
Name and Address of Beneficial Owner	Shares	Outstanding

FMR Corporation(1)	4,116,365	8.43%
Barclays Global Investors(2)	2,568,005	5.26%
Won R. Yoon, Director(3)(4)(5)	1,683,851	3.45%
Joseph K. Rho, Director(3)	1,594,838	3.27%
Richard B. C. Lee, Chairman of the Board(6)(7)(16)	1,214,356	2.48%
Joon Hyung Lee, Director(8)(17)	1,177,676	2.41%
I Joon Ahn, Director(3)(18)	1,177,526	2.41%
Chang Kyu Park, Pharm.D., Director(3)	1,041,420	2.13%
Sung Won Sohn, Ph.D., Director, President and CEO(9)(10)	166,666	0.34%
William J. Ruh, Director(11)	66,908	0.14%
Kraig A. Kupiec, Director(12)	28,482	0.06%
M. Christian Mitchell, Director(13)	13,333	0.03%
Michael J. Winiarski, Senior Vice President and CFO(14)	12,400	0.03%
Kurt M. Wegleitner, Executive Vice President and CCO(15)	7,000	0.01%
All Directors and Executive Officers as a Group (12 in Number)	8,184,456	16.65%

(1)	As reported in Schedule 13G filed as of February 14, 2007. The address of FMR Corporation is 82 Devonshire Street, Boston, MA 02109. Pursuant to Schedule 13b, FMR Corporation is the parent of Fidelity Management & Research Company, a registered investment adviser and beneficial owner of the shares reported by FMR Corporation. Edward C. Johnson III is the Chairman of FMR Corporation.

(2)	As reported by Barclays Global Investors, N.A., Barclays Global Fund Advisors, Barclays Global Investors, Ltd., and Barclays Global Investors Japan Trust and Banking Company Limited on a Schedule 13G filed on January 23, 2007 with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. With respect to the 2,568,005 shares listed, Barclays Global Investors, N.A., reported sole voting power as to 1,181,656 shares, sole dispositive power as to 1,326,015 shares and shared voting and dispositive powers as to none of such shares, Barclays Global Fund Advisors reported sole voting power as to 1,215,166 shares, sole dispositive power as to 1,215,166 shares and shared voting and dispositive powers as to none of such shares, and Barclays Global Investors, Ltd. reported sole voting power as to 26,824 shares, sole dispositive power as to 26,824 shares and shared voting and dispositive powers as to none of such shares.

(3)	Shares beneficial ownership with his spouse.

(4)	Includes 394,058 shares held by Won R. Yoon MD & Soo Y. Song Yoon MD, Inc., of which he and his spouse have sole ownership.

(5)	Includes 18,312 shares issuable upon exercise of options issued under Hanmi’s 2000 Stock Option Plan at an exercise price of $3.8908.

(6)	Includes 40,944 shares held in the names of his children under the Uniform Trust for Minors Act over which he exercises sole investment power.

(7)	Includes 54,936 shares issuable upon exercise of options issued under Hanmi’s 2000 Stock Option Plan at an exercise price of $3.8908.

(8)	Includes 36,624 shares issuable upon exercise of options issued under Hanmi’s 2000 Stock Option Plan at an exercise price of $3.8908.

(9)	40,000 restricted shares will be vested in equal annual installments of 20,000 on the vesting anniversary dates on February 22, 2008 and February 22, 2009 pursuant to the Stock Bonus Agreement between Hanmi Financial and Dr. Sohn.

(10)	Includes 116,666 shares issuable upon exercise of options issued in connection with Dr. Sohn’s execution of an employment agreement with Hanmi Financial at $17.1650.

(11)	Includes 56,908 shares issuable upon exercise of warrants issued at an exercise price of $9.5000.

(12)	Includes 28,482 shares issuable upon exercise of options issued at an exercise price of $3.2700 assumed upon the merger with PUB.

(13)	Includes 13,333 shares issuable upon exercise of options under Hanmi’s 2000 Stock Option Plan issued at an exercise price of $13.3450.

(14)	Includes 12,400 shares issuable upon exercise of options under Hanmi’s 2000 Stock Option Plan issued at an exercise price of $13.5200 (8,400 shares) and $18.0000 (4,000 shares).

(15)	Includes 7,000 shares issuable upon exercise of options under Hanmi’s 2000 Stock Option Plan issued at an exercise price of $16.2000 (4,000 shares) and $18.0000 (3,000 shares).

(16)	Includes 792,761 shares that are pledged as security.

(17)	Includes 100,000 shares that are pledged as security.

(18)	Includes 588,763 shares that are pledged as security.

Section 16(a) Beneficial Ownership Reporting Compliance

Under Section 16(a) of the Exchange Act, Hanmi Financial’s directors, executive officers and any persons holding ten percent or more of Hanmi Financial’s Common Stock are required to report their ownership of Common Stock and any changes in that ownership to the SEC and to furnish us with copies of such reports. Specific due dates for these reports have been established, and we are required to report in this Proxy Statement any failure to file on a timely basis by such persons. Based solely upon a review of copies of reports filed with the SEC during fiscal 2006, all persons subject to the reporting requirements of Section 16(a) filed all required reports on a timely basis, except for one (1) report filed on Form 4 filed inadvertently late by Chang Kyu Park relating to donations of Hanmi Financial stock to charitable organizations and one (1) report filed on Form 4 filed inadvertently late by Won R. Yoon relating to donations of Hanmi Financial stock to charitable organizations.

OTHER MATTERS

The Board of Directors knows of no business other than that described herein that will be presented for consideration at the Annual Meeting of Stockholders. If, however, other business shall properly come before the meeting, the persons named in the enclosed form of proxy intend to vote the shares represented by said proxies on such matters in accordance with the recommendation of the Board of Directors, or in the absence of a recommendation, in accordance with their judgment.

STOCKHOLDER PROPOSALS FOR THE 2008 ANNUAL MEETING

Any stockholder proposal intended to be included in Hanmi Financial’s Proxy Statement for the 2008 Annual Meeting must be received by us for inclusion in the Proxy Statement and form of proxy for that meeting no later than January 1, 2008. Pursuant to our Bylaws, any other stockholder proposal to be presented at any Annual Meeting must be received by Hanmi Financial’s Secretary not less than sixty (60) days nor more than ninety (90) days prior to the anniversary date of the immediately preceding Annual Meeting of Stockholders; provided, however, that in the event that the Annual Meeting is called for a date that is not within thirty (30) days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the Annual Meeting was mailed or such public disclosure of the date of the Annual Meeting was made, whichever first occurs. To be in proper form, the stockholder’s notice must contain such information as is required by Hanmi Financial’s bylaws and applicable law.

For any proposal that is not submitted for inclusion in next year’s proxy and is instead sought to be presented directly at next year’s Annual Meeting, Securities and Exchange Commission rules permit management to vote proxies in its discretion if Hanmi Financial (i) does not receive notice of the proposal prior to the close of business on March 9, 2008 or (ii) receives notice of the proposal before the close of business on March 9, 2008, and advises stockholders in the proxy about the nature of the matter and how management intends to vote.

AVAILABILITY OF FORM 10-K

Hanmi Financial’s Annual Report for 2006 is included in the mailing with this Proxy Statement. We will provide to any stockholder without charge and by first class mail, upon the written request of that stockholder, a copy of Hanmi Financial’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 as filed with the Securities and Exchange Commission. Such requests should be addressed to: Stephanie Yoon, Investor Relations Manager, at Hanmi Financial Corporation, 3660 Wilshire Boulevard, Penthouse Suite A, Los Angeles, California 90010. The Annual Report on Form 10-K includes a list of Exhibits. If you wish to receive copies of the Exhibits, we will send them to you. Expenses for copying and mailing will be your responsibility. In addition, the Securities and Exchange Commission maintains an Internet site at http://www.sec.gov that contains information we file with them.

By Order of the Board of Directors,

/s/ Sung Won Sohn
Sung Won Sohn, Ph.D.
President and Chief Executive Officer

APPENDIX

HANMI FINANCIAL CORPORATION
COMPENSATION COMMITTEE CHARTER

I.	Purpose

The purpose of the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Hanmi Financial Corporation (the “Company”) is to (a) oversee the executive compensation plans, incentive-compensation and equity-based plans and practices of the Company, and (b) produce an annual report on executive compensation for inclusion in the Company’s Proxy Statement, in accordance with SEC regulations and all other applicable rules and regulations.

II.	Composition

The Committee shall be comprised of at least three (3) directors, each of whom shall be determined by the Board to meet the independence requirements of the Securities and Exchange Commission (the “SEC”), the Federal Deposit Insurance Corporation (“FDIC”), The Nasdaq Stock Market, Inc. (“Nasdaq”) and any other applicable governmental or regulatory authorities. Members of the Committee shall also qualify as “non-employee directors” within the meaning of Rule 16b 3(b)(3) promulgated under the Securities Exchange Act of 1934, as amended, and “outside directors” within the meaning of Regulation §1.162-27(e)(3) promulgated under the Internal Revenue Code of 1986, as amended, and shall satisfy any other necessary standards of independence under the federal securities and tax laws, as amended from time to time.

The members of the Committee shall be designated by a majority of the full Board upon recommendation by the Nominating and Corporate Governance Committee. The Board shall designate a Chairman and a Vice Chairman of the Committee. If the Committee Chairman is not present at a meeting of the Committee, the Vice Chairman shall preside.

III.	Meetings and Actions

The Committee shall meet at least once a year or more frequently as circumstances require. A majority of the members of the Committee shall constitute a quorum. The action of a majority of those present at a meeting at which a quorum is attained shall be the act of the Committee.

The Committee may form subcommittees for any purpose that the Committee deems appropriate and may delegate to such subcommittees such power and authority as the Committee deems appropriate.

The Committee Chairman, in consultation with management and other members of the Committee, shall prepare and/or approve an agenda in advance of each meeting. Materials related to agenda items shall be provided to the Committee members sufficiently in advance of the meeting where necessary to allow the members to prepare for discussion of the items at the meeting. The Committee shall maintain written minutes of its meetings, which shall be maintained with the books and records of the Company. The Committee shall report its activities regularly and directly to the Board and shall make recommendations that the Committee deems advisable.

The Committee may request that any director, officer or employee of the Company, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee to provide such pertinent information as the Committee requests. However, the Chief Executive Officer of the Company may not be present during deliberations or voting concerning his or her own compensation.

IV.	Authority and Responsibilities

A.	General

1. Issue an annual report on executive compensation (if applicable), for inclusion in the Company’s Proxy Statement, in accordance with the SEC regulations and all other applicable rules and regulations.

2. Annually report to the Board its plan for succession of the Chief Executive Officer and other executives of the Company in the event that any of such officers resign, retires, is disabled or is otherwise unable to fulfill his or her duties. The Committee will work with the full Board to nominate and evaluate potential successors to the Chief Executive Officer and other executives.

3. Conduct or authorize investigations into or studies of matters within the Committee’s scope of responsibilities, and retain, at the expense of the Company, such independent counsel or other consultants and advisors, as the Committee deems necessary. The Committee shall retain or terminate a compensation consultant to assist the Committee in carrying out its responsibilities.

4. Review and reassess at least annually the adequacy of the Committee Charter and recommend any proposed changes to the full Board for approval. The Committee shall annually review its own performance.

B.	Executive Compensation

1. Review at least annually the goals, objectives, and effectiveness of the executive-compensation plans and programs, and based upon such review, adopt or amend, or recommend that the Board adopt or amend such goals, objectives, and other aspects of the executive compensation plans in ways that the Committee deems appropriate.

2. Evaluate at least annually the performance of the executive management team. Chief Executive Officer will be evaluated in light of the goals and objectives of the executive compensation plans and programs, and the Committee will set or adjust the CEO compensation based on such evaluation and in accordance with the terms of any existing employment contract. In determining the long-term incentive components of the CEO compensation, the Committee will consider all relevant factors, including the business performance of the Bank and relative stockholder return, the value of similar awards to CEOs of other comparable banks, and the awards given to the CEO in past years. The Committee will submit to the Board the results of its evaluation of the CEO performance. The Committee also will oversee the hiring, promotions, and performance evaluation of other senior executive officers of the executive management team based upon recommendations by the CEO and approve their compensation including benefits and other perquisite plans which are based on their performance evaluations and consideration of all relevant factors, including the business performance of the Bank and the relative stockholder return, as well as the terms of any applicable employment contracts.

3. Review and approve employment, severance or termination arrangements or agreements to be made with the CEO and the executive officers.

C.	Incentive-Compensation, Equity-Based, Employee Benefit and Other Plans

1. Review at least annually the goals, objectives, and effectiveness of the incentive-compensation, equity-based, employee benefits and other plans including the Bank’s proposed contributions to the employees’ retirement plans (collectively, the “Plans”), and based upon such review, adopt or amend, or recommend that the Board adopt or amend such goals, objectives, and other aspects of the plans in ways that the Committee deems appropriate.

2. Review and approve incentive stock option grants to key employees of the Company and its subsidiaries.

The Committee shall also undertake such additional activities within the scope of its primary function as the Board or the Committee may from time to time determine or as may otherwise be required by law, the Board or the bylaws or charter.

The duties and responsibilities of a member of the Committee are in addition to those duties set out for a member of the Board.

APPENDIX

HANMI FINANCIAL CORPORATION
AUDIT COMMITTEE CHARTER

I.	Purpose

The purpose of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Hanmi Financial Corporation (the “Company”) is to (a) assist the Board in monitoring, overseeing, and assessing (i) the Company’s accounting and financial reporting processes; (ii) the quality and integrity of the Company’s financial statements, including audits of the financial statements; (iii) the performance of the Company’s internal audit function, including independent loan review, performed by the Company’s Risk Control Group; (iv) the qualifications, independence and performance of the independent auditor; (v) compliance with applicable legal and regulatory financial accounting requirements; and ( vi) management’s ability to evaluate adequacy of internal controls and capably identify and control risks posed by its current and planned activities; and (b) provide an avenue for communication among the independent auditor, the Risk Control Group, management and the Board. The Committee shall have such other duties as set forth in this charter and as directed by the Board.

II.	Composition of the Committee

The Committee shall be comprised of at least three directors, each of whom shall be determined by the Board to meet the independence requirements of the Securities and Exchange Commission (the “SEC”), the Federal Deposit Insurance Corporation (“FDIC”), The Nasdaq Stock Market, Inc. (“Nasdaq”) and any other applicable governmental or regulatory authorities. The Committee shall also meet the applicable experience, expertise, financial literacy and other requirements of the SEC, FDIC and Nasdaq. At least one member of the Committee shall be an “audit committee financial expert” as defined by SEC rules.

The members of the Committee shall be nominated by the Board upon recommendation by the Nominating and Corporate Governance Committee. The Board shall designate a Chairman and a Vice Chairman of the Committee. If the Committee Chairman is not present at a meeting of the Committee, the Vice Chairman shall preside.

III.	Committee Meetings

The Committee shall meet quarterly or more frequently as circumstances require. A majority of the members of the Committee shall constitute a quorum.

The Committee may form subcommittees for any purpose that the Committee deems appropriate and may delegate to such subcommittees such power and authority as the Committee deems appropriate.

The Committee Chairman, in consultation with management and other members of the Committee, shall prepare and/or approve an agenda in advance of each meeting. Materials related to agenda items shall be provided to the Committee members sufficiently in advance of the meeting where necessary to allow the members to prepare for discussion of the items at the meeting. The Committee shall maintain written minutes of its meetings, which shall be maintained with the books and records of the Company. The Committee shall report its activities regularly and directly to the Board and shall make recommendations that the Committee deems advisable.

The Committee may request that any director, officer or employee of the Company, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee to provide such pertinent information as the Committee requests.

IV.	Authority and Responsibilities

A.	General

1. The Committee shall prepare annually the report required by the SEC to be included in the Company’s annual Proxy Statement, including the review of financial statements with management, review of SAS 61 with the independent auditor, and review of the written disclosures and the letter from the independent auditor.

2. The Committee shall have unrestricted access to Company personnel and documents and shall have the power to conduct or authorize investigations into any matters within the Committee’s scope of responsibilities.

3. The Committee shall have the authority to engage independent counsel and other advisors, as it determines necessary to carry out its duties. The Company shall provide for appropriate funding, as determined by the Committee, for payment of (a) compensation to the independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; (b) compensation to any advisors employed by the Committee; and (c) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties. The Committee shall review and reassess at least annually the adequacy of this Charter and recommend any proposed changes to the Board for approval. The Committee shall annually review its own performance.

B.	Quality and Integrity of Financial Statements

1. The Committee shall review and discuss with management, the Risk Control Group and the independent auditor the Company’s quarterly and annual reports on Form 10-Q and Form 10-K, respectively, prior to their filing with the SEC, including Company’s financial statements, the disclosures contained therein (including “Management’s Discussion and Analysis of Financial Condition and Results of Operations”), and any certification, report, opinion or review rendered by management, the Risk Control Group or the independent auditor in connection with the foregoing. (For Form 10-Q review and discussion, CFO provides a draft of the 10Q to Audit Committee Chairman who after review discusses with CFO, outside financial auditors and Risk Control Group Manager. Draft of 10Q is also sent to all audit committee members and Chairman holds telephonic conference with committee members prior to 10Q filing date to discuss any issues they may have about the report financial information. )

2. The Committee shall review and discuss with management, the Risk Control Group and the independent auditor any significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, any special steps adopted in light of any material control deficiencies and the effect of regulatory and accounting initiatives on the Company’s financial statements.

3. The Committee shall discuss earnings press releases as well as financial information and earnings guidance to be provided to analysts and rating agencies.

4. The Committee shall periodically meet privately in executive session, with management, the Risk Control Group and the independent auditor, and as a committee to discuss any matters that the Committee or each of those groups believes should be discussed. The Committee may ask members of management or others to attend any such meeting and provide pertinent information as necessary.

C.	Internal Controls and Procedures

1. The Committee shall, in consultation with the Risk Control Group, management and the independent auditor, review and discuss the adequacy and effectiveness of the Company’s (a) internal controls, (b) management risk assessment evaluation process including its ongoing monitoring and periodic reporting (c) internal audit procedures and (d) disclosure controls and processes, and management reports thereon.

2. The Committee shall review any disclosures made to the Committee by the Chief Executive Officer and Chief Financial Officer during their certification process for the Form 10-K and Form 10-Q regarding any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

3. The Committee shall review and discuss with management and the Risk Control Group the Company’s significant financial risk exposures and the steps management has taken to monitor, control and report such exposures, including the Company’s risk assessment and risk management policies.

D.	Internal Audit Function

1. The Company’s Risk Control Group shall perform internal audit functions, including independent loan review, for the Company and shall report directly to the Committee. The Committee shall at least annually review and approve the Company’s internal audit and independent loan review plans (collectively, the “Internal Audit Plans”). The Committee shall periodically review the progress of implementation of the Internal Audit Plans.

2. The Committee shall annually review with management and the Risk Control Group Manager: (a) the Risk Control Group’s responsibilities; (b) the Risk Control Group’s budget, staffing and the procedures and policies for implementing the Internal Audit Plans; and (c) any changes required in the scope of the Internal Audit Plans.

3. The Committee shall review, at least quarterly, with management and the Risk Control Group summaries of significant internal audit and independent loan review report observations and independent certified audit reports, bank examinations and other information submitted by management. The Committee shall also review, at least quarterly, with management and the Risk Control Group any material findings of the Risk Control Group, any difficulties encountered in the course of the internal audits, and the status of any corrective actions.

4. The Committee shall review and approve the appointment, replacement, performance and compensation of any internal auditor other than the Risk Control Group retained to perform any internal audit functions.

E.	Independent Auditor’s Qualifications and Independence

1. The Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor engaged (including resolution of any disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, and each such independent auditor must report directly to the Committee.

2. The Committee shall review the annual retention of the independent auditor, the audit engagement letters, the scope of audit services, estimated fees, timing of auditor visits, coordination with internal audit, monitoring of audit results and review of the independent auditor’s performance and services. The Committee shall have the sole authority to appoint or replace the independent auditor as the Committee deems necessary or appropriate.

3. The Committee shall pre-approve all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor (whether pursuant to policies or otherwise), subject to the de minimis exceptions for non audit services described in the Securities Exchange Act of 1934, as amended (the “Exchange Act”), pursuant to policies adopted by the Company.

4. The Committee shall not engage, or otherwise permit the Company to engage, the independent auditor to provide any non-audit services prohibited under Section 10A of the Exchange Act (Section 10A of the Exchange Act currently prohibits (a) bookkeeping or other services related to the accounting records or financial statements of the audit client, (b) financial information systems design and implementation, (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports, (d) actuarial services, (e) internal audit outsourcing services, (f) management functions or human resources, (g) broker or dealer, investment adviser, or investment banking services, (h) legal services and expert services unrelated to the audit, and (i) any other service that the Public Company Accounting Oversight Board, which was established under Section 101 of the Sarbanes-Oxley Act of 2002, determines, by regulation, is impermissible).

5. The Committee shall annually evaluate the qualifications, performance and independence of the independent auditor. The Committee shall (a) receive written disclosures and the written statement from the independent auditor delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard 1, (b) discuss with the independent auditor any disclosed relationships or services that might impact the auditor’s objectivity and independence and (c) take, or recommend that the Board take, appropriate action to oversee the independence of the outside auditor.

6. The Committee shall ensure that the independent auditor’s lead audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit are rotated as required by law.

7. The Committee shall oversee the establishment of written hiring policies for current and former employees of the independent auditor.

F.	Independent Auditor’s Audit

1. The Committee shall annually review and discuss with the independent auditor (a) its audit plans and audit procedures, including the scope, fees and timing of the audit; (b) the results of the annual audit examination and accompanying management letters; and (c) the results of the independent auditor’s procedures with respect to interim periods.

2. The Committee shall, at least quarterly, review and discuss reports from the independent auditor on (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and (c) other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

3. The Committee shall review the Company’s audited financial statements in relation to meeting the requirements of an annual director’s examination, related notes, the independent auditor’s opinion to be rendered, and any unresolved disagreements with management concerning accounting or disclosure matters.

4. The Committee shall inquire into any accounting adjustments that were noted or proposed by the independent auditor but were not recorded in the financial statements.

G.	Compliance with Laws and Regulations

1. The Committee shall review significant findings reported by bank regulators, management’s related responses and monitor corrective actions on any major deficiencies noted.

2. The Committee shall, at least annually, review with Company’s counsel any legal matters that could have a significant impact on the Company’s financial statements, the Company’s compliance with applicable laws and regulations, and any inquiries received from regulators or governmental agencies.

3. The Committee shall review all “related party transactions” for potential conflicts of interest situations on an ongoing basis and have the authority to approve any such transactions. For purposes hereof, “related party transactions” shall mean any transaction required to be disclosed by the Company pursuant to SEC Regulation S-K, Item 404. The Committee shall also oversee the provisions of, and any violations of the provisions of, Section XII of the Company’s Code of Business Conduct and Ethics.

4. The Committee shall establish procedures for (a) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters. Such procedures shall include the Committee’s responsibilities in response to any such complaints or submissions as set forth in the Company’s Code of Business Conduct and Ethics.

The Committee shall also undertake such additional activities within the scope of its primary function as the Board or the Committee may from time to time determine or as may otherwise be required by law, the Board or the Company’s by-laws or charter.

The duties and responsibilities of a member of the Committee are in addition to those duties set out for a member of the Board of the Company. While the Committee has the responsibilities and powers set forth by this charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor.

EXHIBIT 1

HANMI FINANCIAL CORPORATION

2007 EQUITY COMPENSATION PLAN

(Effective          , 2007)

HANMI FINANCIAL CORPORATION

2007 EQUITY COMPENSATION PLAN
(Effective [          ], 2007)

Hanmi Financial Corporation hereby adopts in its entirety the Hanmi Financial Corporation 2007 Equity Compensation Plan (“Plan”), as of           (“Plan Adoption Date”). Unless otherwise defined, terms with initial capital letters are defined in Section 2 below.

SECTION 1

BACKGROUND AND PURPOSE

1.1  Background  The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights (SARs), Restricted Stock, Performance Shares and Performance Units.

1.2  Purpose of the Plan  The Plan is intended to attract, motivate and retain the following individuals: (a) employees of the Company or its Affiliates; (b) consultants who provide significant services to the Company or its Affiliates and (c) directors of the Company or any of its Affiliates who are employees of neither the Company nor any Affiliate. The Plan is also designed to encourage stock ownership by such individuals, thereby aligning their interests with those of the Company’s shareholder.

SECTION 2

DEFINITIONS

The following words and phrases shall have the following meanings unless a different meaning is plainly required by the context:

2.1  “1934 Act”  means the Securities Exchange Act of 1934, as amended. Reference to a specific section of the Act shall include such section, any valid rules or regulations promulgated under such section, and any comparable provisions of any future legislation, rules or regulations amending, supplementing or superseding any such section, rule or regulation.

2.2  “Administrator”  means, collectively the Board, and/or one or more Committees, and/or one or more executive officers of the Company designated by the Board to administer the Plan or specific portions thereof; provided, however, that Awards may not be made by executive officers.

2.3  “Affiliate”  means any corporation or any other entity (including, but not limited to, Subsidiaries, partnerships and joint ventures) controlling, controlled by, or under common control with the Company.

2.4  “Applicable Law”  means the legal requirements relating to the administration of Options, SARs, Restricted Stock, Performance Shares and Performance Units and similar incentive plans under any applicable laws, including but not limited to federal and state employment, labor, privacy and securities laws, the Code, and applicable rules and regulations promulgated by the NASDAQ, New York Stock Exchange, American Stock Exchange or the requirements of any other stock exchange or quotation system upon which the Shares may then be listed or quoted.

2.5  “Award”  means, individually or collectively, a grant under the Plan of Nonqualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Performance Shares and/or Performance Units.

2.6  “Award Agreement”  means the written agreement setting forth the terms and provisions applicable to each Award granted under the Plan, including the Grant Date.

2.7  “Board” or “Board of Directors”  means the Board of Directors of the Company.

2.8  “Change in Control”  means the occurrence of any of the following events:

(a) Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the

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Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities;

(b) The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets;

(c) The consummation of a liquidation or dissolution of the Company;

(d) A change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” means directors who either (A) are Directors as of the Plan Effective Date, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of Directors);

(e) The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation; or

(f) Other events specified by the Administrator in the Participant’s Award Agreement.

2.9  “Code”  means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

2.10  “Committee”  means any committee appointed by the Board of Directors to administer the Plan.

2.11  “Company”  means Hanmi Financial Corporation, or any successor thereto.

2.12  “Consultant”  means any consultant, independent contractor or other person who provides significant services to the Company or its Affiliates or any employee or affiliate of any of the foregoing, but who is neither an Employee nor a Director.

2.13  “Continuous Status”  as an Employee or Consultant means that a Participant’s employment or service relationship with the Company or any Affiliate is not interrupted or terminated. “Continuous Status” shall not be considered interrupted in the following cases: (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company and any Subsidiary or successor. A leave of absence approved by the Company shall include sick leave, military leave or any other personal leave approved by an authorized representative of the Company. For purposes of Incentive Stock Options, no leave of absence may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If such reemployment is not so guaranteed, then on the one hundred eighty-first (181st) day of such leave any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonqualified Stock Option.

2.14  “Director”  means any individual who is a member of the Board of Directors of the Company or an Affiliate of the Company.

2.15  “Disability”  means a permanent and total disability within the meaning of Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

2.16  “Employee”  means any individual who is a common-law employee of the Company or of an Affiliate.

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2.17  “Exercise Price”  means the price at which a Share may be purchased by a Participant pursuant to the exercise of an Option, and the price used to determine the number of Shares payable to a Participant upon the exercise of a SAR.

2.18  “Fair Market Value”  means, as of any date, provided the Common Stock is listed on an established stock exchange or a national market system, including without limitation the Nasdaq National Market of the National Association of Securities Dealers, Inc. Automated Quotation (“NASDAQ”) System, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock on the Grant Date of the Award. If no sales were reported on the Grant Date of the Award, the Fair Market Value of a share of Common Stock shall be the closing price for such stock as quoted on the NASDAQ (or the exchange with the greatest volume of trading in the Common Stock) on the last market trading day with reported sales prior to the date of determination.

2.19  “Fiscal Year”  means a fiscal year of the Company.

2.20  “Grant Date”  means the date the Board of Directors approves the Award.

2.21  “Incentive Stock Option”  means an Option to purchase Shares, which is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code.

2.22  “Independent Director”  means a Nonemployee Director who is (i) a “nonemployee director” within the meaning of Section 16b-3 of the 1934 Act, (ii) “independent” as determined under the applicable rules of the NASDAQ, and (iii) an “outside director” under Treasury Regulation Section 1.162-27(e)(3), as any of these definitions may be modified or supplemented from time to time.

2.23  “Individual Objectives”  means as to a Participant, the objective and measurable goals set by a “management by objectives” process and approved by the Administrator in its discretion.

2.24  “Misconduct”  shall include commission of any act in competition with any activity of the Company (or any Affiliate) or any act contrary or harmful to the interests of the Company (or any Affiliate) and shall include, without limitation: (a) conviction of a felony or crime involving moral turpitude or dishonesty, (b) violation of Company (or any Affiliate) policies, with or acting against the interests of the Company (or any Affiliate), including employing or recruiting any present, former or future employee of the Company (or any Affiliate), (c) misuse of any confidential, secret, privileged or non-public information relating to the Company’s (or any Affiliate’s) business, or (e) participating in a hostile takeover attempt of the Company or an Affiliate. The foregoing definition shall not be deemed to be inclusive of all acts or omissions that the Company (or any Affiliate) may consider as Misconduct for purposes of the Plan.

2.25  “NASDAQ”  means The NASDAQ Stock Market, Inc.

2.26  “Nonemployee Director”  means a Director who is not employed by the Company or an Affiliate.

2.27  “Nonqualified Stock Option”  means an option to purchase Shares that is not intended to be an Incentive Stock Option.

2.28  “Option”  means an Incentive Stock Option or a Nonqualified Stock Option.

2.29  “Participant”  means an Employee, Consultant or Nonemployee Director who has an outstanding Award.

2.30  “Performance Goals”  means the goal(s) (or combined goal(s)) determined by the Administrator (in its discretion) to be applicable to a Participant with respect to an Award. As determined by the Administrator, the Performance Goals applicable to an Award may provide for a targeted level or levels of achievement, including without limitation goals tied to Individual Objectives and/or the Company’s (or a business unit’s) return on assets, return on shareholders’ equity, efficiency ratio, earnings per share, net income, or other financial measures determined in accordance with U.S. generally accepted accounting principles (“GAAP”), with or without adjustments determined by the Administrator. The foregoing definition shall not be deemed to be inclusive of all Performance Goals for purposes of this Plan. The Performance Goals may differ from Participant to Participant and from Award to Award.

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2.31  “Performance Shares”  mean an Award granted to a Participant pursuant to Section 8 of the Plan that entitles the Participant to receive a prescribed number of Shares, or the equivalent value in cash, upon achievement of performance objectives associated with such Award. The Notice of Grant shall specify whether the Performance Shares will be settled in Shares or cash.

2.32  “Performance Units”  mean an Award granted to Participant pursuant to Section 8 of the Plan that entitles the Participant to a cash payment equal to the value of a prescribed number of Shares upon achievement of performance objectives associated with such Award.

2.33  “Period of Restriction”  means the period during which the transfer of Shares of Restricted Stock are subject to restrictions that subject the Shares to a substantial risk of forfeiture. As provided in Section 7, such restrictions may be based on the passage of time, the achievement of Performance Goals, or the occurrence of other events as determined by the Administrator, in its discretion.

2.34  “Plan”  means this Hanmi Financial Corporation 2007 Equity Incentive Plan, as set forth in this instrument and as hereafter amended from time to time.

2.35  “Restricted Stock”  means an Award granted to a Participant pursuant to Section 7. An Award of Restricted Stock constitutes a transfer of ownership of Shares to a Participant from the Company subject to restrictions against transferability, assignment, and hypothecation. Under the terms of the Award, the restrictions against transferability are removed when the Participant has met the specified vesting requirement. Vesting can be based on continued employment or service over a stated service period, or on the attainment of specified Performance Goals. If employment or service is terminated prior to vesting, the unvested restricted stock reverts back to the Company.

2.36  “Retirement”  means the termination of employment pursuant to the Company’s retirement policies for an Employee who has attained the age of fifty-five (55) and whose Continuous Status as an Employee was not interrupted during the previous five (5) years.

2.37  “Rule 16b-3”  means a person promulgated under the 1934 Act, and any future regulation amending, supplementing or superseding such regulation.

2.38  “SEC”  means the U.S. Securities Exchanged Commission.

2.39  “Section 16 Person”  means a person who, with respect to the Shares, is subject to Section 16 of the 1934 Act.

2.40  “Shares”  means shares of common stock of the Company.

2.41  “Stock Appreciation Right” or  “SAR”  means an Award granted to a Participant pursuant to Section 6. Upon exercise, a SAR gives a Participant a right to receive a payment in cash, or the equivalent value in Shares, equal to the difference between the Fair Market Value of the Shares on the exercise date and the Exercise Price. Both the number of SARs and the Exercise Price are determined on the Grant Date. For example, assume a Participant is granted 100 SARs at an Exercise Price of $10 and the notice of grant specifies that the SARs will be settled in Shares. Also assume that the SARs are exercised when the underlying Shares have a Fair Market Value of $40 per Share. Upon exercise of the SAR, the Participant is entitled to receive 50 Shares [(($20-$10)*100)/$20].

2.42  “Subsidiary”  means any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

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SECTION 3

ADMINISTRATION

3.1  The Administrator.  The Administrator shall be appointed by the Board of Directors from time to time.

3.2  Authority of the Administrator.  It shall be the duty of the Administrator to administer the Plan in accordance with the Plan’s provisions and in accordance with Applicable Law. The Administrator shall have all powers and discretion necessary or appropriate to administer the Plan and to control its operation, including, but not limited to, the power to make recommendations to the Board regarding the following: (a) which Employees, Consultants and Directors shall be granted Awards; (b) the terms and conditions of the Awards, (c) interpretation of the Plan, (d) adoption of rules for the administration, interpretation and application of the Plan as are consistent therewith and (e) interpretation, amendment or revocation of any such rules.

3.3  Delegation by the Administrator.  The Administrator, in its discretion and on such terms and conditions as it may provide, may delegate all or any part of its authority and powers under the Plan to one or more Directors; provided, however, that the Administrator may not delegate its authority and powers (a) with respect to Section 16 Persons, or (b) in any way which would jeopardize the Plan’s qualification under Section 162(m) of the Code or Rule 16b-3.

3.4  Decisions Binding.  All determinations and decisions made by the Administrator, the Board and any delegate of the Administrator pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, and shall be given the maximum deference permitted by Applicable Law.

SECTION 4

SHARES SUBJECT TO THE PLAN

4.1  Number of Shares.  Subject to adjustment, as provided in Section 4.3, the total number of Shares initially available for grant under the Plan shall be 2,737,508 plus the Shares available for grant under the Hanmi Financial Corporation Year 2000 Stock Option Plan (not to exceed 2,262,492). Upon stockholder approval of the Plan, no further Shares will be issued under the Hanmi Financial Corporation Year 2000 Stock Option Plan. Shares granted under the Plan may be authorized but unissued Shares or reacquired Shares bought on the market or otherwise.

4.2  Lapsed Awards.  If any Award made under the Plan expires, or is forfeited or cancelled, or otherwise exercised without delivery of Shares, such undelivered Shares shall become available for future Awards under the Plan.

4.3  Adjustments in Awards and Authorized Shares.  Except as provided under Section 4.3.1, subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Award, and the per Share exercise price of each such Award, shall be proportionately adjusted for any increase or decrease in the number of issued shares of common stock resulting from a stock split, reverse stock split, recapitalization, combination, reclassification, the payment of a stock dividend on the common stock or any other increase or decrease in the number of such Shares of common stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of Shares of stock of any class, or securities convertible into Shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of common stock subject to an Option.

4.3.1  Incentive Stock Options.  Except as provided in Sections 4.3.2, any adjustment to the maximum aggregate number of Shares to be issued through the exercise of Incentive Stock Options must be approved by shareholders of the Company within 12 months before or after the date a resolution is adopted by the Board of Directors to adjust the maximum aggregate number of Shares to be issued through the exercise of Incentive Stock Options.

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4.3.2  Increase to Reflect Outstanding Shares.  Any adjustment described in Section 4.3 which merely reflects a change in the outstanding Shares, such as a stock dividend or stock split, will be effective without shareholder approval.

4.4  Legal Compliance.  Shares shall not be issued pursuant to the making or exercise of an Award unless the exercise of Options and rights and the issuance and delivery of Shares shall comply with the Securities Act of 1933, as amended, the 1934 Act and other Applicable Law, and shall be further subject to the approval of counsel for the Company with respect to such compliance. Any Award made in violation hereof shall be null and void.

4.5  Investment Representations.  As a condition to the exercise of an Option or other right, the Company may require the person exercising such Option or right to represent and warrant at the time of exercise that the Shares are being acquired only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

SECTION 5

STOCK OPTIONS

The provisions of this Section 5 are applicable to Options granted to Employees, Directors, Nonemployee Directors and Consultants. Such Participants shall also be eligible to receive other types of Awards as set forth in the Plan.

5.1  Grant of Options.  Subject to the terms and provisions of the Plan, Options may be granted at any time and from time to time as determined by the Administrator in its discretion. The Administrator may grant Incentive Stock Options, Nonqualified Stock Options, or a combination thereof, and the Administrator, in its discretion and subject to Sections 4.1, shall determine the number of Shares subject to each Option.

5.2  Award Agreement.  Each Option shall be evidenced by an Award Agreement that shall specify the Exercise Price, the expiration date of the Option, the number of Shares to which the Option pertains, any conditions to exercise the Option, and such other terms and conditions as the Administrator, in its discretion, shall determine. The Award Agreement shall also specify whether the Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option.

5.3  Exercise Price.  The Administrator shall determine the Exercise Price for each Option subject to the provisions of this Section 5.3.

5.3.1  Nonqualified Stock Options.  Unless otherwise specified in the Award Agreement, in the case of a Nonqualified Stock Option, the per Share exercise price shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date, as determined by the Administrator.

5.3.2  Incentive Stock Options.  The grant of Incentive Stock Options shall be subject to the following limitations:

(a) The Exercise Price of an Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date; provided, however, that if on the Grant Date, the Employee (together with persons whose stock ownership is attributed to the Employee pursuant to Section 424(d) of the Code) owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the Exercise Price shall be not less than one hundred and ten percent (110%) of the Fair Market Value of a Share on the Grant Date;

(b) Incentive Stock Options may be granted only to persons who are, as of the Grant Date, Employees of the Company or a Subsidiary, and may not be granted to Nonemployee Directors or Consultants. In the event the Company fails to obtain shareholder approval of the Plan within twelve (12) months from the Plan Adoption Date, all Options granted under this Plan designated as Incentive Stock Options shall become Nonqualified Stock Options and shall be subject to the applicable provisions of this Section 5.

(c) To the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the

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Company and any parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5.3.2(c), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted; and

(d) In the event of a Participant’s change of status from Employee to Consultant or Director, an Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonqualified Stock Option three (3) months and one (1) day following such change of status.

5.3.3  Substitute Options.  Notwithstanding the provisions of Sections 5.3.1 and 5.3.2, in the event that the Company or an Affiliate consummates a transaction described in Section 424(a) of the Code (e.g., the acquisition of property or stock from an unrelated corporation), persons who become Employees, Directors or Consultants on account of such transaction may be granted Options in substitution for options granted by their former employer. If such substitute Options are granted, the Administrator, in its discretion and consistent with Section 424(a) of the Code, may determine that such substitute Options shall have an exercise price of no less than eighty-five percent (85%) of the Fair Market Value of the Shares on the Grant Date.

5.4  Expiration of Options

5.4.1  Expiration Dates.  Unless otherwise specified in the Award Agreement, but in no event no later than ten (10) years from the Grant Date, each Option shall terminate no later than the first to occur of the following events:

(a) Date in Award Agreement.  The date for termination of the Option set forth in the written Award Agreement;

(b) Termination of Continuous Status as Employee or Consultant.  The last day of the three (3)-month period following the date the Participant ceases his/her/its Continuous Status as an Employee or Consultant (other than termination for a reason described in subsections (c), (d), (e), (f) or (g) below);

(c) Misconduct.  In the event a Participant’s Continuous Status as an Employee or Consultant terminates because the Participant has performed an act of Misconduct as determined by the Administrator, all unexercised Options held by such Participant shall expire five (5) business days following written notice from the Company to the Participant; provided, however, that the Administrator may, in its sole discretion, within thirty (30) days of such termination, reinstate the Options by giving written notice of such reinstatement to Participant. In the event of such reinstatement, the Participant may exercise the Option only to such extent, for such time, and upon such terms and conditions as if the Participant had ceased to be employed by or affiliated with the Company or a Subsidiary upon the date of such termination for a reason other than Misconduct, disability or death;

(d) Disability.  In the event that a Participant’s Continuous Status as an Employee or Consultant terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option at any time within twelve (12) months from the date of such termination, but only to the extent that the Participant was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). If, at the date of termination, the Participant is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Participant does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan;

(e) Death.  In the event of the death of a Participant, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Participant was entitled to exercise the Option at the date of death. If, at the time of death, the Participant was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If, after death, the Participant’s estate or a person who acquired the right to exercise the Option by bequest

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or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan;

(f) Retirement.  In the event that an Participant’s Continuous Status as an Employee terminates as a result of the Participant’s Retirement, the Participant may exercise his or her Option at any time subject to the limitations in the Plan and the Award Agreement, but only to the extent that the Participant was entitled to exercise the Option at the time of such termination, unless otherwise expressly provided in a written agreement between the Participant and the Company. However, any Incentive Stock Options not exercised within three (3) months of the termination of the Participant’s Continuous Status as an Employee shall be treated for tax purposes as Nonstatutory Stock Options three (3) months and one (1) day following such Retirement; or

(g) 10 Years from Grant.  Unless otherwise specified above, an Option shall expire no more than ten (10) years from the Grant Date; provided, however, that if an Incentive Stock Option is granted to an Employee who, together with persons whose stock ownership is attributed to the Employee pursuant to Section 424(d) of the Code, owns stock possessing more than 10% of the total combined voting power of all classes of the stock of the Company or any of its Subsidiaries, such Incentive Stock Option may not be exercised after the expiration of five (5) years from the Grant Date.

(h) Change in Status.  In the event a Participant’s status has changed from Consultant to Employee, or vice versa, a Participant’s Continuous Status as an Employee or Consultant shall not automatically terminate solely as a result of such change in status.

5.4.2  Administrator Discretion.  Not withstanding the foregoing the Administrator may, after an Option is granted, extend the maximum term of the Option (subject to limitations applicable to Incentive Stock Options).

5.5  Exercisability of Options.  Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Administrator shall determine in its discretion. After an Option is granted, the Administrator, in its discretion, may accelerate the exercisability of the Option.

5.6  Exercise and Payment.  Options shall be exercised by the Participant’s delivery of a written notice of exercise to the Secretary of the Company (or its designee), setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

5.6.1  Form of Consideration.  Upon the exercise of any Option, the Exercise Price shall be payable to the Company in full in cash or its equivalent. The Administrator, in its discretion, also may permit the same-day exercise and sale of Options and related Shares, or exercise by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Exercise Price (such previously acquired Shares must have been held for the requisite period necessary to avoid a charge to the Company’s earnings for financial reporting purposes, unless otherwise determined by the Administrator), or by any other means which the Administrator, in its discretion, determines to provide legal consideration for the Shares, and to be consistent with the purposes of the Plan.

5.6.2  Delivery of Shares.  As soon as practicable after receipt of a written notification of exercise and full payment for the Shares purchased, the Company shall deliver to the Participant (or the Participant’s designated broker), Share certificates (which may be in book entry form) representing such Shares.

SECTION 6

STOCK APPRECIATION RIGHTS

6.1  Grant of SARs.  Subject to the terms of the Plan, a SAR may be granted to Employees, Directors, Nonemployee Directors and Consultants at any time and from time to time as shall be determined by the Administrator.

6.1.1  Number of Shares.  The Administrator shall have complete discretion to determine the number of SARs granted to any Participant.

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6.1.2  Exercise Price and Other Terms.  The Administrator, subject to the provisions of the Plan, shall have discretion to determine the terms and conditions of SARs granted under the Plan, including whether upon exercise the SARs will be settled in Shares or cash. However, the Exercise Price of a SAR shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date.

6.2  Exercise of SARs.  SARs shall be exercisable on such terms and conditions as the Administrator, in its discretion, shall determine.

6.3  SAR Agreement.  Each SAR grant shall be evidenced by an Award Agreement that shall specify the Exercise Price, the term of the SAR, the conditions of exercise and such other terms and conditions as the Administrator shall determine.

6.4  Expiration of SARs.  A SAR granted under the Plan shall expire upon the date determined by the Administrator in its discretion as set forth in the Award Agreement, or otherwise pursuant to the provisions relating to the expiration of Options as set forth in Sections 5.4.

6.5  Payment of SAR Amount.  Upon exercise of a SAR, a Participant shall be entitled to Shares, or the equivalent value in cash, from the Company in an amount determined by dividing the Fair Market Value of a Share on the exercise date by the following: (a) the difference between the Fair Market Value of a Share on the date of exercise over the SAR Exercise Price, multiplied by (b) the number of Shares with respect to which the SAR is exercised. If the Administrator designates in the Award Agreement that the SAR will be settled in cash, upon Participant’s exercise of the SAR the Company shall make a cash payment to Participant as soon as reasonably practical.

SECTION 7

RESTRICTED STOCK

7.1  Grant of Restricted Stock.  Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Employees, Directors, Nonemployee Directors and Consultants in such amounts as the Administrator, in its discretion, shall determine. The Administrator shall determine the number of Shares to be granted to each Participant.

7.2  Restricted Stock Agreement.  Each Award of Restricted Stock shall be evidenced by an Award Agreement that shall specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its discretion, shall determine. Unless the Administrator determines otherwise, Shares of Restricted Stock shall be held by the Company as escrow agent until the restrictions on such Shares have lapsed.

7.3  Transferability.  Except as provided in this Section 7, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until expiration of the applicable Period of Restriction.

7.4  Other Restrictions.  The Administrator, in its discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate, in accordance with this Section 7.4, including, without limitation, provisions relating to expiration of restrictions equivalent to the provisions relating to expiration of Options as set forth in Section 5.4.

7.4.1  General Restrictions.  The Administrator may set restrictions based upon the achievement of specific Performance Goals (Company-wide, business unit, or individual), or any other basis determined by the Administrator in its discretion.

7.4.2  Section 162(m) Performance Restrictions.  For purposes of qualifying grants of Restricted Stock as “performance-based compensation” under Section 162(m) of the Code, the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals shall be set by the Administrator on or before the latest date permissible to enable the Restricted Stock to qualify as “performance-based compensation” under Section 162(m) of the Code. In granting Restricted Stock which is intended to qualify under Section 162(m) of the Code, the Administrator shall follow any procedures determined by it from time to time

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to be necessary or appropriate to ensure qualification of the Restricted Stock under Section 162(m) of the Code (e.g., in determining the Performance Goals).

7.4.3  Legend on Certificates.  The Administrator, in its discretion, may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions.

7.5  Removal of Restrictions.  Except as otherwise provided in this Section 7, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall be released from escrow as soon as practicable after expiration of the Period of Restriction. The Administrator, in its discretion, may accelerate the time at which any restrictions shall lapse or be removed. After the restrictions have lapsed, the Participant shall be entitled to have any legend or legends under Section 7.4.3 removed from his or her Share certificate, and the Shares shall be freely transferable by the Participant, subject to Applicable Law.

7.6  Voting Rights.  During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

7.7  Dividends and Other Distributions.  During the Period of Restriction, Participants holding Shares of Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

7.8  Return of Restricted Stock to Company.  On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed shall revert to the Company and again shall become available for grant under the Plan.

SECTION 8

PERFORMANCE SHARES AND PERFORMANCE UNITS

8.1  Grant of Performance Shares/Units.  Subject to the terms and conditions of the Plan, Performance Shares and Performance Units may be granted to Employees, Directors, Nonemployee Directors and Consultants at any time and from time to time, as shall be determined by the Administrator in its discretion.

8.1.1  Number of Shares or Units.  The Administrator will have complete discretion in determining the number of Performance Shares and Performance Units granted to any Participant, subject to the limitations in Sections 4.1.

8.1.2  Value of Performance Shares/Units.  Each Performance Share/Unit will have an value equal to the Fair Market Value of a Share.

8.2  Performance Objectives and Other Terms.  The Administrator will set performance objectives or other vesting provisions, including, without limitation, time-based vesting provisions, in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Shares/Units that will be paid out to Participants. The time period during which the Performance Goals or other vesting provisions must be met will be called the “Performance Period.” Each Award of Performance Shares/Units will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its discretion, will determine. The Administrator may set Performance Goals based upon the achievement of Company-wide or Individual Objectives or any other basis determined by the Administrator in its discretion.

8.3  Earning of Performance Shares/Units.  After the applicable Performance Period has ended, the holder of Performance Shares/Units will be entitled to receive a payment based on the number of Performance Shares/Units earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. After the grant of a Performance Share/Unit, the Administrator, in its discretion, may reduce or waive any performance objectives or other vesting provisions for such Performance Share/Unit.

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8.4  Form and Timing of Payment of Performance Shares/Units.  Payment with respect to earned Performance Shares/Units shall be made as soon as reasonably practical after the expiration of the Performance Period.

8.5  Cancellation of Performance Shares Units.  On the date set forth in the Award Agreement, all unearned or unvested Performance Shares/Units will be forfeited to the Company, and again will be available for grant under the Plan.

SECTION 9

MISCELLANEOUS

9.1  Change In Control.  Unless otherwise provided in the Award Agreement, in the event of a Change in Control, unless an Award is assumed or substituted by the successor corporation, then (i) such Awards shall become fully exercisable as of the date of the Change in Control, whether or not then exercisable and (ii) all restrictions and conditions on any Award then outstanding shall lapse as of the date of the Change in Control.

9.2  Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. Notwithstanding anything to the contrary contained in this Plan or in any Award Agreement, the Participant shall have the right to exercise his or her Award until ten (10) days prior to such dissolution or transaction as to all of the Shares covered thereby, including Shares as to which the Award would not otherwise be exercisable.

9.3  No Effect on Employment or Service.  Nothing in the Plan shall interfere with or limit in any way the right of the Company or an Affiliate to terminate any Participant’s employment or service at any time, with or without cause. Unless otherwise provided by written contract, employment or service with the Company or any of its Affiliates is on an at-will basis only. Additionally, the Plan shall not confer upon any Nonemployee Director any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which such Nonemployee Director or the Company may have to terminate his or her directorship at any time.

9.4  Participation.  No Employee or Consultant shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

9.5  Limitations on Awards.  No Participant shall be granted an Award in any Fiscal Year for where the underlying Shares of such Award represents more than one percent of the company’s total number of outstanding Shares , provided, however, that such limitation shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 4.3.

9.6  Successors.  All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or, otherwise, sale or disposition of all or substantially all of the business or assets of the Company.

9.7  Beneficiary Designations.  If permitted by the Administrator, a Participant under the Plan may name a beneficiary or beneficiaries to whom any vested but unpaid Award shall be paid in the event of the Participant’s death. Each such designation shall revoke all prior designations by the Participant and shall be effective only if given in a form and manner acceptable to the Administrator. In the absence of any such designation, any vested benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate and, subject to the terms of the Plan and of the applicable Award Agreement, any unexercised vested Award may be exercised by the administrator or executor of the Participant’s estate.

9.8  Limited Transferability of Awards.  No Award granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. All rights with respect to an Award granted to a Participant shall be available during his or her lifetime only to the Participant. Notwithstanding the foregoing, the Participant may, in a manner specified by the Administrator, (a) transfer a Nonqualified Stock Option to a Participant’s spouse, former spouse or dependent pursuant to a court-approved domestic relations order which relates to the provision of child support, alimony payments or marital

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property rights and (b) transfer a Nonqualified Stock Option by bona fide gift and not for any consideration to (i) a member or members of the Participant’s immediate family, (ii) a trust established for the exclusive benefit of the Participant and/or member(s) of the Participant’s immediate family, (iii) a partnership, limited liability company of other entity whose only partners or members are the Participant and/or member(s) of the Participant’s immediate family or (iv) a foundation in which the Participant an/or member(s) of the Participant’s immediate family control the management of the foundation’s assets.

9.9  Restrictions on Share Transferability.  The Administrator may impose such restrictions on any Shares acquired pursuant to the exercise of an Award as it may deem advisable, including, but not limited to, restrictions related to applicable federal securities laws, the requirements of any national securities exchange or system upon which Shares are then listed or traded or any blue sky or state securities laws.

9.10  Buyout Provisions.  The Administrator may at any time offer to buy out for a payment in cash or Shares, an Award previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Participant at the time that such offer is made.

9.11  Transfers Upon a Change in Control.  In the sole and absolute discretion of the Administrator, an Award Agreement may provide that in the event of certain Change in Control events, which may include any or all of the Change in Control events described in Section 2.8, Shares obtained pursuant to this Plan shall be subject to certain rights and obligations, which include but are not limited to the following: (i) the obligation to vote all such Shares in favor of such Change in Control transaction, whether by vote at a meeting of the Company’s shareholders or by written consent of such shareholders; (ii) the obligation to sell or exchange all such Shares and all rights to acquire Shares, under this Plan pursuant to the terms and conditions of such Change in Control transaction; (iii) the right to transfer less than all but not all of such Shares pursuant to the terms and conditions of such Change in Control transaction, and (iv) the obligation to execute all documents and take any other action reasonably requested by the Company to facilitate the consummation of such Change in Control transaction.

9.12  Performance-Based Awards.  Each agreement for the grant of Performance Shares or other performance-based awards shall specify the number of Shares or Units underlying the Award, the Performance Period and the Performance Objectives (each as defined below), and each agreement for the grant of any other award that the Program Administrators determine to make subject to a Performance Objective similarly shall specify the applicable number of shares of Common Stock, the period for measuring performance and the Performance Objective. As used herein, “Performance Objectives” means performance objectives specified in the agreement for a Performance Share, or for any other award which the Program Administrators determine to make subject to Performance Objectives, upon which the vesting or settlement of such award is conditioned and “Performance Period” means the period of time specified in an agreement over which Performance Shares, or another award which the Program Administrators determine to make subject to a Performance Objective, are to be earned. Each agreement for a performance-based award shall specify in respect of a Performance Objective the minimum level of performance below which no payment will be made, shall describe the method of determining the amount of any payment to be made if performance is at or above the minimum acceptable level, but falls short of full achievement of the Performance Objective, and shall specify the maximum percentage payout under the agreement. Such maximum percentage in no event shall exceed two hundred percent (200%) of the Shares underlying the Award.

9.12.1  Performance Metrics.  The Program Administrators shall determine and specify, in their discretion, the Performance Objectives in the agreement for a Performance Share or for any other performance-based award, which Performance Objective shall consist of: (i) one or more business criteria, including (except as limited under Section 9.12.2 below for awards to Covered Employees (as defined below)) financial, service level and individual performance criteria; and (ii) a targeted level or levels of performance with respect to such criteria. Performance Objectives may differ between Plan Participants and between types of awards from year to year.

9.12.2  Performance Objectives.  The Performance Objectives for Performance Shares and any other performance-based award granted to a Covered Employee, if deemed appropriate by the Program Administrators, shall be objective and shall otherwise meet the requirements of Section 162(m)(4)(C) of the Code, and shall be based upon one or more of the following performance-based business criteria, either on a business unit or Company-specific basis or in comparison with peer group performance: net sales; gross sales; return on net assets; return on assets; return on equity; return on capital; return on revenues; asset turnover; economic value added; total

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stockholder return; net income; pre-tax income; operating profit margin; net income margin; sales margin; market share; inventory turnover; days sales outstanding; sales growth; capacity utilization; increase in customer base; cash flow; book value; earnings per share; stock price earnings ratio; earnings before interest, taxes, depreciation and amortization expenses (“EBITDA”); earnings before interest and taxes (“EBIT”); or EBITDA, EBIT or earnings before taxes and unusual or nonrecurring items as measured either against the annual budget or as a ratio to revenue. Achievement of any such Performance Objective shall be measured over a period of years not to exceed ten (10) as specified by the Program Administrators in the agreement for the performance-based award. No business criterion other than those named above in this Section 9.12.2 may be used in establishing the Performance Objective for an award to a Covered Employee under this Section 9.12. For each such award relating to a Covered Employee, the Program Administrators shall establish the targeted level or levels of performance for each such business criterion. The Program Administrators may, in their discretion, reduce the amount of a payout otherwise to be made in connection with an award under this Section 9.12, but may not exercise discretion to increase such amount, and the Program Administrators may consider other performance criteria in exercising such discretion. All determinations by the Program Administrators as to the achievement of Performance Objectives under this Section 9.12 shall be made in writing. The Program Administrators may not delegate any responsibility under this Section 9.12. As used herein, “Covered Employee” shall mean, with respect to any grant of an award, an executive of the Company or any subsidiary who is a member of the executive compensation group under the Company’s compensation practices (not necessarily an executive officer) whom the Program Administrators deem may be or become a covered employee as defined in Section 162(m)(3) of the Code for any year that such award may result in remuneration over $1 million which would not be deductible under Section 162(m) of the Code but for the provisions of the Program and any other “qualified performance-based compensation” plan (as defined under Section 162(m) of the Code) of the Company; provided, however, that the Program Administrators may determine that a Plan Participant has ceased to be a Covered Employee prior to the settlement of any award.

9.12.3  Mandatory Deferral of Income.  The Program Administrators, in their sole discretion, may require that one or more award agreements contain provisions which provide that, in the event Section 162(m) of the Code, or any successor provision relating to excessive employee remuneration, would operate to disallow a deduction by the Company with respect to all or part of any award under the Program, a Plan Participant’s receipt of the benefit relating to such award that would not be deductible by the Company shall be deferred until the next succeeding year or years in which the Plan Participant’s remuneration does not exceed the limit set forth in such provisions of the Code; provided, however, that such deferral does not violate Code Section 409A.

SECTION 10

AMENDMENT, SUSPENSION, AND TERMINATION

10.1  Amendment, Suspension, or Termination.  Except as provided in Section 10.2, the Board, in its sole discretion, may amend, suspend or terminate the Plan, or any part thereof, at any time and for any reason. The amendment, suspension or termination of the Plan shall not, without the consent of the Participant, alter or impair any rights or obligations under any Award theretofore granted to such Participant. No Award may be granted during any period of suspension or after termination of the Plan.

10.2  No Amendment without Shareholder Approval.  The Company shall obtain shareholder approval of any material Plan amendment (including but not limited to any provision to reduce the exercise or purchase price of any outstanding Options or other Awards after the Grant Date (other than for adjustments made pursuant Section 4.3), or to cancel and re-grant Options or other rights at a lower exercise price), to the extent necessary or desirable to comply with the rules of the NASDAQ, the Exchange Act, Section 422 of the Code, or other Applicable Law.

10.3  Plan Effective Date and Duration of Awards .  The Plan shall be effective as of the Plan Adoption Date subject to the shareholders of the Company approving the Plan by the required vote), subject to Sections 10.1 and 10.2 (regarding the Board’s right to amend or terminate the Plan), and shall remain in effect thereafter. However, without further shareholder approval, no Award may be granted under the Plan more than ten (10) years after the Plan Adoption Date.

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SECTION 11

TAX WITHHOLDING

11.1  Withholding Requirements.  Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

11.2  Withholding Arrangements.  The Administrator, in its discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (a) electing to have the Company withhold otherwise deliverable Shares or (b) delivering to the Company already-owned Shares having a Fair Market Value equal to the minimum amount required to be withheld. The amount of the withholding requirement shall be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made, not to exceed the amount determined by using the statutory minimum federal, state or local income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered shall be determined as of the date taxes are required to be withheld.

SECTION 12

LEGAL CONSTRUCTION

12.1  Liability of Company.  The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful grant or any Award or the issuance and sale of any Shares hereunder, shall relieve the Company, its officers, Directors and Employees of any liability in respect of the failure to grant such Award or to issue or sell such Shares as to which such requisite authority shall not have been obtained.

12.2  Grants Exceeding Allotted Shares.  If the Shares covered by an Award exceed, as of the date of grant, the number of Shares, which may be issued under the Plan without additional shareholder approval, such Award shall be void with respect to such excess Shares, unless shareholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained.

12.3  Gender and Number.  Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

12.4  Severability.  In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

12.5  Requirements of Law.  The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

12.6  Governing Law.  The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of California

12.7  Captions.  Captions are provided herein for convenience only, and shall not serve as a basis for interpretation or construction of the Plan.

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SECTION 13

EXECUTION

IN WITNESS WHEREOF, the Company, by its duly authorized officer, has executed this Plan on the date indicated below.

HANMI FINANCIAL CORPORATION

By:	/s/ Sung Won Sohn
Sung Won Sohn, Ph.D.
President and Chief Executive Officer

Dated: March 21, 2007

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PROXY
HANMI FINANCIAL CORPORATION
ANNUAL MEETING OF STOCKHOLDERS
May 23, 2007
The undersigned shareholder(s) of Hanmi Financial Corporation hereby nominates, constitutes and appoints Joon Hyung Lee and Anna Hur, and each of them, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all stock of Hanmi Financial Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Hanmi Financial Corporation to be held at the Wilshire Plaza Hotel, located at 3515 Wilshire Boulevard, Los Angeles, California, on May 23, 2007, at 10:30 A.M. local time, and at any adjournment or adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present thereat, as follows:
THE BOARD OF DIRECTORS RECOMMENDS A VOTE OF “FOR” PROPOSAL 1, “FOR” PROPOSAL 2 AND “FOR” PROPOSAL 3. THE PROXY SHALL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN. IF NO INSTRUCTIONS ARE GIVEN, THE PROXY CONFERS AUTHORITY TO AND SHALL BE VOTED “FOR” PROPOSAL 1, “FOR” PROPOSAL 2 AND “FOR” PROPOSAL 3.
IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED IN
ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED
PRIOR TO ITS EXERCISE.
PLEASE SIGN AND DATE ON THE REVERSE SIDE.

▼ DETACH PROXY CARD HERE ▼

The Board of Directors recommends a vote “FOR” Proposal 1.
1. ELECTION OF DIRECTORS. To elect the following three nominees to serve as directors of Hanmi Financial Corporation for a term of three years until their respective successors are elected and qualified.
	☐	FOR	☐	WITHHOLD AUTHORITY TO VOTE	☐	EXCEPTIONS

Director Nominees: Ki Tae Hong, Sung Won Sohn, Won R. Yoon
(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box and write that nominee’s name on the space below.)

EXCEPTIONS:

The Board of Directors recommends a vote “FOR” Proposal 2.
2. 2007 EQUITY COMPENSATION PLAN. To approve the Hanmi Financial
Corporation 2007 Equity Compensation Plan.

☐	FOR	☐	AGAINST	☐	WITHHOLD AUTHORITY TO VOTE
The Board of Directors recommends a vote “FOR” Proposal 3.
3. APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. To ratify the selection of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2007.

☐	FOR	☐	AGAINST	☐	WITHHOLD AUTHORITY TO VOTE

☐	MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW
4. OTHER BUSINESS. To transact such other business as may properly come before the Meeting and at any adjournment or adjournments thereof. Management at present knows of no other business to be presented by or on behalf of Hanmi Financial Corporation or its Board of Directors at the Meeting.
I (WE) DO ☐ DO NOT ☐ EXPECT TO ATTEND THE MEETING.

Number of Persons:

Please sign and date below.

Number of Shares:

Please Print Name

Please Print Name

Dated:

Signature of Shareholder

Signature of Shareholder

(Please date this Proxy and sign your name as it appears on your stock certificates. Executors, administrators, trustees, etc., should give their full duties. All joint owners should sign.)